UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Balanced Fund

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Annual report for the year ended December 31, 2008

American Balanced Fund® seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

This fund is one of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Please see page 4 for Class A share results with relevant sales charges deducted. Other share classes results can be found on page 34.

The total annual fund operating expense ratio was 0.61% for Class A shares as of the most recent fiscal year-end. This figure does not reflect the fee waiver described below. Therefore, the actual expense ratio for the period was lower.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

The fund’s 30-day yield for Class A shares as of January 31, 2009, calculated in accordance with the Securities and Exchange Commission formula, was 3.39%. The fund’s distribution rate for Class A shares as of that date was 3.88%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings.

[Begin Sidebar]
American Balanced Fund results*
(yearly returns through December 31)

	Value of	Income	Total
	principal	return	return†

1975 (from July 26)	2.4%	3.2%	5.6%
1976	20.0	6.0	26.0
1977	–4.5	5.2	0.7
1978	0.6	5.6	6.2
1979	1.6	6.0	7.6
1980	7.1	7.3	14.4
1981	–3.5	7.9	4.4
1982	20.8	8.6	29.4
1983	8.4	7.7	16.1
1984	2.2	7.2	9.4
1985	22.3	6.8	29.1
1986	10.9	6.0	16.9
1987	–2.3	6.3	4.0
1988	6.6	6.3	12.9
1989	14.9	6.6	21.5
1990	–7.3	5.7	–1.6
1991	18.6	6.1	24.7
1992	4.4	5.1	9.5
1993	6.3	5.0	11.3
1994	–4.2	4.5	0.3
1995	22.4	4.7	27.1
1996	9.2	4.0	13.2
1997	17.1	3.9	21.0
1998	7.5	3.6	11.1
1999	–0.1	3.6	3.5
2000	12.0	3.9	15.9
2001	4.5	3.7	8.2
2002	–9.0	2.7	–6.3
2003	20.2	2.6	22.8
2004	6.8	2.1	8.9
2005	0.9	2.2	3.1
2006	9.1	2.7	11.8
2007	3.8	2.8	6.6
2008	–28.5	2.8	–25.7

Average annual total return:			10.5%

*Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.
†Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[End Sidebar]

Fellow shareholders:

Simply stated, the year just ended was a terrible one for the equity market. Stocks, as measured by Standards & Poor’s 500 Composite Index, lost 37.0%.* Investment-grade bonds, as measured by Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index), gained 5.2%. American Balanced Fund (AMBAL) lost 25.7%, which was a little better than the 26.2% loss posted by the Lipper Balanced Funds Index, our benchmark. The S&P 500 and the Barclays Capital indexes are unmanaged.

While the National Bureau of Economic Research declared that a recession began in December 2007, it was not until the summer of 2008 that the full impact of the problems became apparent. Over the past several years, we have been concerned that excessive levels of risk were being taken in many areas of the economy that exposed the financial system to potential difficulties. The benefit of hindsight makes it clear that while we were right to have those concerns, we did not fully appreciate their magnitude. Many firms have disappeared, and the economy is currently in a sharp recession.

Stocks declined sharply from the summer through the fall. By late November, the market had fallen roughly 50% from its all-time high, reached only 13 months earlier. Markets outside the U.S. were no better, and most were worse. In addition, the strength of the U.S. dollar caused non-U.S. investments to decline even more sharply when expressed in dollars. All 10 sectors of the S&P 500 experienced steep declines for the year.

The volatility in the stock market was replicated in other areas. Commodities ran up in the first half of the year and declined sharply in the latter half. The price of oil began the year at $99, rose to $145 in early July and ended the year at $44. Leveraged investors were hit hard by such volatility.

The government response has been massive. A fiscal stimulus was provided earlier in the year, and another one appears to be forthcoming. The Federal Reserve and the Treasury offered funds to a large number of financial institutions. Monetary policy is loose in the extreme, with a Federal funds rate effectively at zero compared to the 4.25% at which it began 2008. Moreover, the sharp decline in the oil price is a considerable benefit to the consumer. One would expect these measures to take hold at some point and lead to an economic recovery. Meanwhile, however, it is likely that the early part of 2009 will be quite difficult.

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In this report

Special feature

6	How your fund is managed

As we look back at 2008, it seems
an appropriate time to reflect on how
American Balanced Fund is managed
for its shareholders.

Contents

1	Letter to shareholders

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of directors and other officers

Since Capital Research and Management Company assumed management of the fund in 1975, AMBAL has had only three calendar years of negative returns. The year just ended was by far the worst of those years. You may be assured that we take only slight comfort that we did better than our benchmark. That said, all professional investors manage in a world where it is appropriate to compare returns to those of their competitors and markets in general. As you can see in the chart on page 10, long-term investors have done very well in the fund both absolutely and relative to relevant benchmarks. What our approach to investing is all about is seeking to produce consistently superior investment results for our long-term shareholders.

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Information technology remains the largest area of the portfolio at 13.3%. These stocks did not have an especially good year, but we feel that they offer good prospects for long-term growth at reasonable prices. We added significantly to health care during the year, bringing this industry to 9.0%. Both this area and consumer staples performed relatively well. Financial stocks had an extremely poor year, and we owned some that experienced serious losses. Our losses here were mitigated by not having a heavy exposure to the area, and we ended the period with 7.4% in financials. We also increased our weighting in energy stocks, especially later in the year, bringing that sector to 7.6% of the portfolio.

During the past 12 months, the bond portion of the portfolio had disappointing results. Extreme pressures in the financial area resulted in a flight to quality in the bond market. Treasuries and agencies had substantial positive returns while virtually all other sectors of the market produced losses. Our credit-centered approach, which has served us well over time, clearly depressed our returns in 2008. Investment-grade corporates had particularly disappointing returns. At the end of 2008, the fund’s bond portfolio consisted of 42% of mortgage- and asset-backed bonds, 32% of corporate bonds and 26% of government obligations.

It is AMBAL’s policy to have between 50% and 75% invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. Our stock and bond allocation was substantially unchanged during 2008. At the end of the year, the fund had 63% in stocks, 30% in bonds and 7% in cash.

During difficult periods, it is helpful to remember that we have been down this road before. The U.S. economy has not experienced a significant recession in the past 26 years. Sometimes it seems that many have forgotten that recessions and bear markets are quite painful, but do end. Indeed, it is during such periods when attractive investment opportunities are presented to those who can look ahead a few years and retain their perspective. We find today that many excellent companies are selling at very reasonable valuations. As always, we continue to focus on intensive, company-centered research. Indeed, it is at times like these when research can make the most difference. We therefore intensify our commitment to it in such an environment.

We welcome our new shareholders and thank our long-term investors for their confidence in American Balanced Fund.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board
and Principal Executive Officer

/s/ Gregory D. Johnson

Gregory D. Johnson
President

February 6, 2009

For current information about the fund, visit americanfunds.com.

*All results refer to total return.

History of a balanced fund

A historical view of the comparative total returns of stocks, bonds, the Lipper Balanced Funds Index and AMBAL.

Stocks, bonds and balance (July 26, 1975, to December 31, 2008)

			Lipper	American
Total	U.S.	U.S.	Balanced	Balanced
returns (through December 31)	stocks	bonds	Funds Index	Fund

1975 (from July 26)	3.1%	5.6%	3.4%	5.6%
1976	23.9	15.6	26.0	26.0
1977	–7.2	3.0	–0.7	0.7
1978	6.6	1.4	4.8	6.2
1979	18.6	1.9	14.7	7.6
1980	32.5	2.7	19.7	14.4
1981	–4.9	6.2	1.9	4.4
1982	21.5	32.6	30.6	29.4
1983	22.6	8.4	17.4	16.1
1984	6.3	15.1	7.5	9.4
1985	31.7	22.1	29.8	29.1
1986	18.7	15.3	18.4	16.9
1987	5.3	2.8	4.1	4.0
1988	16.6	7.9	11.2	12.9
1989	31.6	14.5	19.7	21.5
1990	–3.1	9.0	0.7	–1.6
1991	30.4	16.0	25.8	24.7
1992	7.6	7.4	7.5	9.5
1993	10.1	9.7	12.0	11.3
1994	1.3	–2.9	–2.0	0.3
1995	37.5	18.5	24.9	27.1
1996	22.9	3.6	13.1	13.2
1997	33.4	9.7	20.3	21.0
1998	28.6	8.7	15.1	11.1
1999	21.0	–0.8	9.0	3.5
2000	–9.1	11.6	2.4	15.9
2001	–11.9	8.4	–3.2	8.2
2002	–22.1	10.3	–10.7	–6.3
2003	28.7	4.1	19.9	22.8
2004	10.9	4.3	9.0	8.9
2005	4.9	2.4	5.2	3.1
2006	15.8	4.3	11.6	11.8
2007	5.5	7.0	6.5	6.6
2008	–37.0	5.2	–26.2	–25.7

Average annual total returns	10.6%	8.5%	9.8%	10.5%

Volatility	15.0	5.8	10.2	9.6

Figures assume reinvestment of all distributions.

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index, which did not exist until December 31, 1975) represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses. The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.

The value of a long-term perspective

How a $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2008.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2

As you can see, the investment grew to $262,497 with all distributions reinvested.

The fund’s year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let’s say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1998. At that time, according to the table, the value of the investment illustrated here was $176,846. Thus, in the same period, the value of your 1998 investment — regardless of size — also has grown.

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2008)*

	1 year	5 years	10 years

Class A shares	–30.01%	–1.29%	3.42%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 0.61% for Class A shares as of the most recent fiscal year-end. This figure does not reflect the fee waiver described below. Therefore, the actual expense ratio for the period was lower.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

[begin mountain chart]
Date	American Balanced Fund with dividends reinvested	S&P 500 with dividends reinvested[3]	Barclays Capital U.S. Aggregate Index[3,5]	Lipper Balanced Funds Index[4]

Initial (7/25/75)	9,425	10,000	10,000	10,000
12/31/1975	9,948	10,314	10,558	10,340
12/31/1976	12,533	12,782	12,205	13,031
12/31/1977	12,620	11,867	12,576	12,938
12/31/1978	13,404	12,647	12,751	13,558
12/31/1979	14,427	15,001	12,997	15,548
12/31/1980	16,498	19,869	13,348	18,611
12/31/1981	17,224	18,891	14,182	18,957
12/31/1982	22,280	22,961	18,809	24,763
12/31/1983	25,869	28,140	20,381	29,081
12/31/1984	28,291	29,905	23,468	31,251
12/31/1985	36,527	39,393	28,655	40,574
12/31/1986	42,690	46,746	33,029	48,050
12/31/1987	44,406	49,200	33,940	50,033
12/31/1988	50,123	57,349	36,616	55,627
12/31/1989	60,915	75,489	41,936	66,584
12/31/1990	59,959	73,142	45,694	67,020
12/31/1991	74,765	95,378	53,006	84,330
12/31/1992	81,853	102,634	56,930	90,620
12/31/1993	91,080	112,956	62,480	101,451
12/31/1994	91,386	114,442	60,658	99,375
12/31/1995	116,179	157,396	71,864	124,107
12/31/1996	131,474	193,510	74,473	140,306
12/31/1997	159,131	258,048	81,662	168,784
12/31/1998	176,846	331,786	88,756	194,248
12/31/1999	182,974	401,589	88,027	211,685
12/31/2000	211,985	365,037	98,261	216,741
12/31/2001	229,339	321,685	106,558	209,726
12/31/2002	214,967	250,617	117,485	187,310
12/31/2003	264,029	322,463	122,307	224,652
12/31/2004	287,587	357,528	127,614	244,841
12/31/2005	296,549	375,070	130,713	257,566
12/31/2006	331,559	434,261	136,378	287,442
12/31/2007	353,427	458,102	145,879	306,204
12/31/2008	262,497	288,647	153,523	226,055
[end mountain chart]

Year ended Dec. 31	1975	[6]	1976	1977	1978	1979	1980	1981	1982
Total value (dollars in thousands)
Dividends reinvested	$.3		.6	.7	.7	.8	1.1	1.3	1.5
Value at year-end[1]	$9.9		12.5	12.6	13.4	14.4	16.5	17.2	22.3
AMBAL total return	(0.5)%		26.0	0.7	6.2	7.6	14.4	4.4	29.4

Year ended Dec. 31	1983		1984	1985	1986	1987	1988	1989	1990
Total value (dollars in thousands)
Dividends reinvested	1.7		1.9	1.9	2.2	2.7	2.8	3.3	3.5
Value at year-end[1]	25.9		28.3	36.5	42.7	44.4	50.1	60.9	60.0
AMBAL total return	16.1		9.4	29.1	16.9	4.0	12.9	21.5	(1.6)

Year ended Dec. 31	1991		1992	1993	1994	1995	1996	1997	1998
Total value (dollars in thousands)
Dividends reinvested	3.7		3.8	4.1	4.1	4.3	4.7	5.2	5.8
Value at year-end[1]	74.8		81.9	91.1	91.4	116.2	131.5	159.1	176.8
AMBAL total return	24.7		9.5	11.3	0.3	27.1	13.2	21.0	11.1

Year ended Dec. 31	1999		2000	2001	2002	2003	2004	2005	2006
Total value (dollars in thousands)
Dividends reinvested	6.4		7.2	7.8	6.3	5.6	5.5	6.4	7.9
Value at year-end[1]	183.0		212.0	229.3	215.0	264.0	287.6	296.5	331.6
AMBAL total return	3.5		15.9	8.2	(6.3)	22.8	8.9	3.1	11.8

Year ended Dec. 31	2007		2008
Total value (dollars in thousands)
Dividends reinvested	9.2		10.1
Value at year-end[1]	353.4		262.5
AMBAL total return	6.6		–25.7

Lifetime average annual total return: 10.3%

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

[4]Results of the Lipper Balanced Funds Index reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

[5]Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index, which did not exist until December 31, 1975) represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

[6]For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

How your fund is managed

As we look back at 2008, it seems an appropriate time to reflect on how American Balanced Fund is managed for its shareholders.

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The purpose of a balanced fund is to combine fixed-income securities with a stock portfolio to dampen the volatility one would have with an all-stock portfolio, but still allow the investor to participate in the long-term growth prospects of equities. By its nature, a balanced fund will typically lag in a sharply rising stock market and should hold up better in a declining market.

As with all the American Funds, AMBAL is managed under a multiple portfolio counselor system. In order to gain more insight on how this works in practice, we recently met with three portfolio counselors and the research portfolio coordinator of AMBAL. All are experienced investors who have participated in many different kinds of markets.

Robert G. O’Donnell, equity portfolio counselor. Bob has been involved in the management of the fund since 1972 and has been a portfolio counselor since 1986.

Gregory D. Johnson, equity portfolio counselor. Greg has five years’ experience as an equity portfolio counselor in the fund and 15 years as an investment professional.

John H. Smet, a fixed-income portfolio counselor who has 11 years’ experience in the fund and 26 years as an investment professional.

Mark Casey, investment analyst and research coordinator of the fund, who has eight years of investment experience. As an analyst, he covers entertainment, media and Internet media.

[Begin Photo Caption]
[photo of Robert G. O’Donnell]
Robert G. O’Donnell, current principal executive officer and portfolio counselor
[End Photo Caption]

Q: Bob, the fund’s prospectus says that the fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. What does this mean in practice?

Bob: The fund is actually managed that way — as if it were the only investment program that an individual has. We realize that this may not be the case for every investor, but we really mean this, and it imposes a healthy discipline on the management of the fund. While the fund’s policy is to have between 50% and 75% of its assets in common stocks, under normal circumstances we rarely are much below 60% or much above 65%. This allows us some flexibility, but provides assurance to the shareholder that we don’t make frequent allocation changes to attempt to capture short-term market movements.

Q: How does this approach affect the stocks the fund selects out of the thousands of possible choices?

Bob: We’re looking for stocks that meet a certain quality standard. Our stocks tend to be companies with earnings or clear prospects of earnings. We don’t invest in untested companies. We seldom buy initial public offerings unless they are spin-offs from a proven, large company. The overwhelming majority of stocks in the portfolio pay dividends, and we limit our non-U.S. holdings to 12% of the portfolio.

Q: John, how does the prudent investor principle affect AMBAL’s bond investments?

John: If you look at the bond portfolio, you’ll find a well-diversified collection of investment-grade bonds. They’re designed to act as an anchor to protect against bad stock markets. We never invest in high-yield bonds because they can behave like equities during bad economic times and periods of credit distress like we experienced in 2008. We also want to provide a certain amount of income because some investors live on the income that they are paid from the fund. We invest in government bonds, federal agency bonds, high-quality mortgage- and asset-backed bonds, and corporate bonds. We’re providing our shareholders an opportunity to participate in fixed income in a diversified manner.

Q: Let’s talk about the bond market in 2008.

John: As far as difficulty, 2008 was off the radar screen. We went through a bank and credit crisis that we haven’t seen in the bond markets and the economy since perhaps the 1930s. If you owned anything other than government bonds, you didn’t do that well. It was a market in which all the old rules — that bond ratings mean something — didn’t hold true.

[Begin Sidebar]
[photo of a dirt road lined with trees on both sides]
We’re looking for stocks that meet a certain quality standard. Our stocks tend to be companies with earnings or clear prospects of earnings. We don’t invest in untested companies. We seldom buy initial public offerings unless they are spin-offs from a proven, large company. The overwhelming majority of stocks in the portfolio pay dividends, and we limit our non-U.S. holdings to 12% of the portfolio.

— Bob O’Donnell
[End Sidebar]

[Begin Photo Caption]
[photo of John Smet]
John Smet, senior vice president and fixed-income portfolio counselor
[End Photo Caption]

[Begin Sidebar]
Multiple portfolio counselor system
Fixed income & Equity*

[illustration of an 8-section pie chart - 1 section = Equity research analysts† /  2 1/2 sections = Fixed income / 4 1/2 sections = Equity]

*One portfolio counselor manages a balanced portfolio of both equity and fixed-income securities.
†A group of 17 research analysts comprises one component of the portfolio.

Our organization manages equity assets through separate divisions that make independent investment decisions.
[photo of trees]
[End Sidebar]

Q: What is the 2009 outlook for bonds?

John: It’s always difficult to predict the next year, but for 2009 it is extraordinarily difficult. You have corporate bonds trading at some of the widest spreads compared to Treasuries since the 1930s. So we will invest in certain corporate bonds but we will also invest in government bonds. Since we’re investing for the prudent investor, we try to balance principal protection, income generation and total return.

Q: Greg, how does the multiple portfolio counselor system help to accomplish the goal of managing AMBAL?

Greg: The multiple portfolio counselor system blends teamwork with accountability and has provided AMBAL with a sustainable method of achieving our fund’s objectives. For example, the portfolio is so diverse that I don’t believe one manager could do it successfully. You need a mix of portfolio counselors with different investment styles, industry experience and backgrounds. The AMBAL portfolio is currently divided among seven portfolio counselors. Four of the portfolio counselors invest in stocks, two invest in bonds and the seventh has a balanced role and invests in both. In addition, an eighth portion of the portfolio is assigned to a group of 17 research analysts. We spend a lot of time making sure that we have the right lineup of counselors in the fund and in the research portfolio.

Q: What are the investment benefits of the multiple portfolio counselor system?

Greg: The beauty of the system is that it allows each of us to follow our own best ideas. Investment professionals are able to buy those stocks and bonds that they believe are most likely to succeed. These holdings, blended with those of their fellow portfolio counselors, create a broadly diversified portfolio of counselors’ best ideas.

[Begin Photo Caption]
[photo of Mark Casey]
Mark Casey, research coordinator
[End Photo Caption]

Q: How diverse are the portfolio counselors’ investment styles?

Greg: They vary widely. I’m a growth-oriented investor who likes to invest in large-cap, global companies that have a good balance sheet, cash flow and are well-positioned. My background as an investment analyst is in the consumer discretionary sector, where I covered retail companies and restaurant chains. In contrast, another counselor is a “deep discount” investor who prefers cyclical companies that are currently out of favor. This counselor covered industrial conglomerates and specializes in taking apart complicated companies. Some portfolio counselors do especially well in rising markets while others shine in falling markets.

Bob: With a diversification of styles among different counselors, you don’t have the volatility you have when one manager with a specific style is managing a fund. That generally prevents you from being number one in any year or dead last in any year. It’s important to remember, however, that this is not a committee. It’s everyone managing their own portfolio within the overall mandate of the fund. Mark can comment on how this works within the research analysts’ portfolio.

Q: Bob, how would you describe your investment style?

Bob: It’s quite different than Greg’s. I’m pretty eclectic. My goal is to have an equity portfolio that does better than the market over time, but has much less volatility than the market. That sometimes causes me to miss opportunities in rip-roaring markets but can pay off in tougher periods. I look for stocks with reasonable prospects that are very reasonably valued. Right now, I believe I can find many attractive stocks in different industries, so I am more diversified than I might normally be.

Q: Mark, why does AMBAL have a research portfolio?

Mark: The investment analysts play an important role because they study individual industries and companies in depth. Portfolio counselors invest broadly in several industries and tap the knowledge of an analyst when making an investment decision on a company. Investment analysts are the field researchers who typically visit companies in person and meet with company executives and employees, suppliers, customers and competitors.

Greg: I develop many of my own investment ideas and rely on investment analysts to tell me what they are seeing on a micro-level and to see whether my thesis holds water. I’m also happy to hear any of their original investment ideas.

Mark: We also believe that the best way to learn how to manage money is to do it.

[Begin Sidebar]
[photo of a field - trees in the background]
American Balanced Fund’s portfolio counselors

American Balanced Fund’s seven portfolio counselors have an average 26 years of investment experience.* The knowledge and wisdom they have accumulated over the years have helped them manage your fund through many stock market cycles.

Years of
investment
Portfolio counselor	experience*

Robert G. O’Donnell	36
Gregory D. Johnson	15
Hilda L. Applbaum	22
John Smet	26
Alan N. Berro	22
James R. Mulally	33
Dina N. Perry	31

*Years of experience as of July 30, 2008.
[End Sidebar]

[Begin Sidebar]
Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Above-average returns with less volatility

The table below recaps AMBAL’s history since 1975 under CRMC’s management. As you can see, the fund has had a higher compound return than the Lipper Balanced Funds Index with lower volatility. The detail of all these data points may be found on page 3.

[begin scatter graph]
For the period July 26, 1975, to December 31, 2008	S&P 500 Index	Barclays Capital U.S. Aggregate Index	Lipper Balanced Funds Index	American Balanced Fund

Average annual total return	10.6%	8.5%	9.8%	10.5%
Volatility	15.0	5.8	10.2	9.6

Sources: Stocks — S&P 500; Bonds — Barclays Capital U.S. Aggregate Index. Barclays Capital U.S. Aggregate Index (formerly Lehman Brothers U.S. Aggregate Index, which did not exist until December 31, 1975) represents the U.S. investment-grade fixed-rate bond market. For the period July 31, 1975, to December 31, 1975, Barclays Capital Government/Credit Bond Index was used.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses. The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

Capital Research and Management Company became the fund’s investment adviser on July 26, 1975.

Volatility is calculated using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[end scatter graph]
[End Sidebar]

At many firms, the investment analysts don’t actually make investment decisions. They make investment recommendations to others who may or may not act on them or to committees who decide. But at American Funds, the analysts make the decisions and implement them in the funds. There is a big difference between saying a stock is a buy and actually executing a buy order on that stock on behalf of the fund’s shareholders. You learn a lot by executing a stock purchase in the market place.

Q: What’s the difference between recommending a stock and actually executing a buy order?

Mark: You learn how important the volume of trading in a stock is. You soon realize that you can’t just buy the whole position in a single day, when the stock looks especially attractive. It often takes time so that you don’t disturb the price. In addition, the good news and bad news about a stock hits you a lot harder when you have invested a few million dollars of the fund’s money.

Q: Which industries do the investment analysts in the research portfolio cover?

Mark: They cover the investment universe for AMBAL with knowledge in pharmaceuticals, food and consumer goods, telecommunications, software, energy and financial services, to name a few. The idea is that by letting them act independently, they constitute one portfolio counselor. Instead of having one decision-maker, we have 17 decision-makers and a coordinator.

[Begin Photo Caption]
[photo of Gregory D. Johnson]
Gregory D. Johnson, president and portfolio counselor
[End Photo Caption]

Q: Did stock and bond analysts work together during the past year of market turmoil?

Mark: Yes. Collaboration has been extensive. When stocks are doing really well, and no one is worried about companies going bankrupt, there isn’t a need for equity and fixed-income analysts to talk every day. In times of financial stress, equity and fixed-income analysts work together a lot. Equity investors have to care about a company’s debt structure, but the fixed-income investors have to understand a bond’s covenants and the specific terms of the debt at a deeper level than the stock investor.

John: As a fixed-income counselor, I am also extremely interested in what the equity analysts are learning from companies and doing. It informs my thinking, and I can compare it to what our fixed-income analysts are saying.

Q: Bob, what determines asset allocation in the fund?

Bob: As you can probably gather by now, it’s a function of individual decisions made by the counselors and analysts in the fund. We don’t have a “top down” approach that says we ought to be at a certain percentage in stocks today. That’s just not how we work. However, the way the system works is that if we start getting up above 65% or so in stocks, allocations will start going to fixed-income counselors. In similar fashion, if stocks start to drift below 60% of the portfolio, some assets will shift toward equity counselors. I should also mention that Hilda Applbaum has a balanced portfolio within the fund. Her allocation between stocks and bonds obviously has a considerable impact.

Q: How can this approach benefit shareholders?

Bob: It can help to keep us from being either too enthusiastic about the stock or bond markets when things are going well and too pessimistic when things are bleak.

Q: How do many investors react to a hard year like 2008?

Bob: What happens to many people is that they get more negative after a large decline. You can argue what you probably ought to do is to get more positive. We are very aware that our clients have worked hard for their money, and their investment in American Balanced Fund is often a core investment. We are very conscious that we are putting someone’s future retirement funds or college savings on the line when we invest. The fund represents people’s hopes and dreams; it’s not just a bunch of numbers. That’s why approaching the management of the fund as though it were the complete investment program of the prudent investor is such an important attribute of the fund. ■

[Begin Sidebar]
[photo of trees and shrubs]
In times of financial stress, equity and fixed-income analysts work together a lot. Equity investors have to care about a company’s debt structure, but the fixed-income investors have to understand a bond’s covenants and the specific terms of the debt at a deeper level than the stock investor.

— Mark Casey
[End Sidebar]

Summary investment portfolio, December 31, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Investment mix by security type (percent of net assets)

Common stocks	63%
Fixed-income securities	30
Short-term securities & other assets less liabilities	7
[end pie chart]

			Percent
		Value	of net
Common stocks - 62.78%	Shares	(000)	assets

Information technology - 13.32%
Microsoft Corp.	48,120,000	$935,453	2.17%
Cisco Systems, Inc. (1)	37,957,000	618,699	1.44
Oracle Corp. (1)	30,819,284	546,426	1.27
Nokia Corp. (ADR)	34,330,000	535,548	1.24
International Business Machines Corp.	5,850,000	492,336	1.14
Yahoo! Inc. (1)	27,359,000	333,780	.78
Hewlett-Packard Co.	9,100,000	330,239	.77
Intel Corp.	22,500,000	329,850	.77
Applied Materials, Inc.	27,950,000	283,133	.66
Google Inc., Class A (1)	860,000	264,579	.61
Other securities		1,064,920	2.47
		5,734,963	13.32

Health care - 8.97%
UnitedHealth Group Inc.	20,555,000	546,763	1.27
Eli Lilly and Co.	11,602,000	467,213	1.09
Abbott Laboratories	6,800,000	362,916	.84
Wyeth	8,800,000	330,088	.77
Pfizer Inc	14,000,000	247,940	.58
Other securities		1,905,051	4.42
		3,859,971	8.97

Industrials - 7.66%
General Electric Co.	37,500,000	607,500	1.41
United Technologies Corp.	6,980,000	374,128	.87
Deere & Co.	8,077,500	309,530	.72
Boeing Co.	6,700,000	285,889	.66
Northrop Grumman Corp.	5,735,000	258,304	.60
Other securities		1,463,179	3.40
		3,298,530	7.66

Energy - 7.57%
Chevron Corp.	11,900,000	880,243	2.05
Exxon Mobil Corp.	6,000,000	478,980	1.11
Occidental Petroleum Corp.	7,400,000	443,926	1.03
Royal Dutch Shell PLC, Class B (ADR)	6,659,700	342,508	.80
Schlumberger Ltd.	7,950,000	336,524	.78
Other securities		776,324	1.80
		3,258,505	7.57

Financials - 7.42%
Berkshire Hathaway Inc., Class A (1)	7,915	764,589	1.78
Wells Fargo & Co.	22,200,000	654,456	1.52
American Express Co.	16,479,000	305,685	.71
JPMorgan Chase & Co.	8,521,500	268,683	.62
Bank of America Corp.	18,150,000	255,552	.59
Citigroup Inc.	31,340,000	210,291	.49
Other securities		735,629	1.71
		3,194,885	7.42

Consumer staples - 7.24%
Wal-Mart Stores, Inc.	14,935,500	837,284	1.94
Philip Morris International Inc.	14,900,000	648,299	1.51
Coca-Cola Co.	12,950,000	586,247	1.36
Walgreen Co.	19,050,000	469,963	1.09
Other securities		576,589	1.34
		3,118,382	7.24

Consumer discretionary - 3.68%
Time Warner Inc.	35,250,000	354,615	.82
Lowe's Companies, Inc.	12,300,000	264,696	.62
Other securities		963,834	2.24
		1,583,145	3.68

Telecommunication services - 2.95%
AT&T Inc.	29,000,000	826,500	1.92
Verizon Communications Inc.	8,000,000	271,200	.63
Other securities		174,096	.40
		1,271,796	2.95

Materials - 1.54%
E.I. du Pont de Nemours and Co.	11,822,818	299,117	.69
Other securities		364,712	.85
		663,829	1.54

Utilities - 0.78%
Exelon Corp.	6,000,000	333,660	.78

Miscellaneous - 1.65%
Other common stocks in initial period of acquisition		709,864	1.65

Total common stocks (cost: $32,895,167,000)		27,027,530	62.78

			Percent
		Value	of net
Preferred stocks - 0.69%	Shares	(000)	assets

Financials - 0.64%
Bank of America Corp.:
Series K, 8.00% noncumulative (2)	42,000,000	30,254
Series E, 0% depositary shares	746,800	8,739	.09
JPMorgan Chase & Co., Series I, 7.90% (2)	40,750,000	33,987	.08
Citigroup Inc., Series E, 8.40% (2)	17,850,000	11,809	.03
Fannie Mae, Series S, 8.25% noncumulative	839,700	724	.00
Other securities		189,506	.44
		275,019	.64

U.S. government agency securities - 0.01%
Other securities		6,434	.01

Miscellaneous - 0.04%
Other preferred stocks in initial period of acquisition		17,449	.04

Total preferred stocks (cost: $539,301,000)		298,902	.69

	Principal		Percent
	amount	Value	of net
Bonds & notes - 29.87%	(000)	(000)	assets

Mortgage-backed obligations (3) - 11.12%
Fannie Mae 0%-11.873% 2010-2047 (2) (4)	1,220,900	1,257,968	2.92
Freddie Mac:
6.00% 2038	388,647	400,809
0%-10.00% 2015-2038 (2) (4)	652,455	664,610	2.48
Bank of America 5.50% 2012 (5)	44,500	45,866	.11
Other securities		2,416,623	5.61
		4,785,876	11.12

Corporate bonds & notes - 9.57%
Financials - 3.14%
Citigroup Inc. 4.125%-6.50% 2010-2017	45,272	45,107
Citigroup Capital XXI 8.30% 2077 (2)	44,800	34,629	.18
Berkshire Hathaway Finance Corp. 4.60%-5.00% 2013	41,000	41,386	.10
JPMorgan Chase & Co. 4.891% 2015 (2)	20,000	20,104
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	14,865	13,737
JPMorgan Chase Bank NA 6.00% 2017	5,000	5,052	.09
Countrywide Financial Corp., Series B, 2.946% 2012 (2)	15,000	12,975
MBNA Global Capital Funding, Series B, 3.993% 2027 (2)	18,000	10,777
Bank of America Corp. 5.30% 2017	10,200	9,701	.08
Wells Fargo & Co. 4.375% 2013	6,920	6,782	.02
Other securities		1,151,924	2.67
		1,352,174	3.14

Telecommunication services - 1.21%
SBC Communications Inc. 4.125%-6.45% 2009-2034	124,300	126,629
BellSouth Capital Funding Corp. 7.875% 2030	51,500	56,655
AT&T Inc. 4.95%-6.50% 2013-2037	33,260	34,735
AT&T Corp. 8.00% 2031 (2)	15,000	18,897
AT&T Wireless Services, Inc. 7.875%-8.125% 2011-2012	17,400	18,218	.59
Other securities		265,448	.62
		520,582	1.21

Consumer discretionary - 1.19%
AOL Time Warner Inc. 6.875%-7.625% 2012-2031	75,065	72,775
Time Warner Inc. 5.875%-6.50% 2016-2036	34,210	30,945	.24
Other securities		410,042	.95
		513,762	1.19

Industrials - 0.95%
General Electric Co. 5.00%-5.25% 2013-2017	44,250	44,463	.10
Other securities		362,422	.85
		406,885	.95

Utilities - 0.80%
Other securities		345,445	.80

Energy - 0.75%
Other securities		322,651	.75

Health care - 0.69%
UnitedHealth Group Inc. 6.00% 2017-2018	57,170	52,341	.12
Other securities		245,580	.57
		297,921	.69

Other corporate bonds & notes - 0.84%
Electronic Data Systems Corp. 6.00%-7.45% 2013-2029 (2)	49,094	51,737
Hewlett-Packard Co. 4.50% 2013	20,000	20,321	.17
Oracle Corp. 5.75% 2018	15,500	16,242	.04
Cisco Systems, Inc. 5.25% 2011	13,000	13,502	.03
Other securities		258,873	.60
		360,675	.84

Total corporate bonds & notes		4,120,095	9.57

Bonds & notes of U.S. government & government agencies - 7.62%
U.S. Treasury:
4.625% 2011	263,000	291,273
4.25% 2012	376,600	420,689
4.25% 2013	527,835	600,433
0.875%-9.25% 2009-2038 (4) (6)	969,563	1,218,025	5.88
Fannie Mae 5.25%-6.25% 2011-2029	208,375	239,930	.56
Federal Home Loan Bank 5.625% 2016	144,800	152,960	.36
Freddie Mac 5.00%-5.25% 2011-2018	121,000	129,545	.30
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	30,000	31,247	.07
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	30,000	31,018	.07
Other securities		164,977	.38
		3,280,097	7.62

Asset-backed obligations - 1.53%
Other securities		661,280	1.53

Municipals - 0.03%
Other securities		14,088	.03

Total bonds & notes (cost: $14,261,036,000)		12,861,436	29.87

	Principal		Percent
	amount	Value	of net
Short-term securities - 6.93%	(000)	(000)	assets

Federal Home Loan Bank 0.95%-3.10% due 1/5-4/30/2009	377,900	377,628	.88
U.S. Treasury Bills 0.21%-1.94% due 2/12-4/29/2009	349,100	349,047	.81
Hewlett-Packard Co. 0.50%-1.75% due 1/2-3/2/2009 (5)	328,800	328,598	.76
Fannie Mae 0.40%-0.84% due 2/3-7/6/2009	295,343	294,790	.68
Freddie Mac 0.45%-1.30% due 2/17-7/7/2009	249,113	248,705	.58
Procter & Gamble International Funding S.C.A. 0.25%-1.85% due 1/28-4/23/2009 (5)	245,300	245,122	.57
CAFCO, LLC 0.50%-3.85% due 1/5-1/21/2009 (5)	105,800	105,761	.25
Jupiter Securitization Co., LLC 0.45%-1.00% due 2/3-2/11/2009 (5)	95,000	94,827	.22
Enterprise Funding Co. LLC 1.45% due 1/12/2009 (5)	50,000	49,976
Ranger Funding Co. LLC 0.50% due 1/23/2009 (5)	35,637	35,626	.20
AT&T Inc. 0.90%-1.15% due 1/30-2/9/2009 (5)	73,300	73,236	.17
Eli Lilly and Co. 1.40% due 2/27-3/2/2009 (5)	72,200	72,175	.17
Chevron Corp. 1.15% due 2/3/2009	45,000	44,952	.10
Wal-Mart Stores Inc. 0.25% due 6/16/2009 (5)	24,800	24,771	.06
Walgreen & Co. 0.25% due 1/27/2009 (5)	22,600	22,596	.05
Coca-Cola Co. 1.20%-2.15% due 1/16-1/21/2009 (5)	11,400	11,393	.03
Other securities		605,104	1.40

Total short-term securities (cost: $2,981,281,000)		2,984,307	6.93

Total investment securities (cost: $50,676,785,000)		43,172,175	100.27
Other assets less liabilities		(118,724)	(.27)

Net assets		$43,053,451	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Other securities," was $1,212,275,000, which represented 2.82% of the net assets of the fund.

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $3,074,516,000, which represented 7.14% of the net assets of the fund.

(6) Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviation
ADR = American Depositary Receipts

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2008	(dollars in thousands)

Assets:
Investment securities, at value (cost: $50,676,785)		$43,172,175
Cash		7,122
Receivables for:
Sales of investments	$95,565
Sales of fund's shares	161,416
Dividends and interest	209,191	466,172
		43,645,469
Liabilities:
Payables for:
Purchases of investments	310,853
Repurchases of fund's shares	251,434
Investment advisory services	7,828
Services provided by affiliates	19,844
Directors' deferred compensation	1,574
Other	485	592,018
Net assets at December 31, 2008		$43,053,451

Net assets consist of:
Capital paid in on shares of capital stock		$52,179,738
Undistributed net investment income		38,570
Accumulated net realized loss		(1,660,101)
Net unrealized depreciation		(7,504,756)
Net assets at December 31, 2008		$43,053,451

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 5,500,000 shares, $.001 par value (3,127,606 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*
Class A	$26,971,940	1,957,411	$13.78
Class B	3,455,609	251,612	13.73
Class C	4,128,439	300,866	13.72
Class F-1	945,693	68,643	13.78
Class F-2	39,028	2,833	13.78
Class 529-A	1,030,298	74,838	13.77
Class 529-B	251,180	18,255	13.76
Class 529-C	420,156	30,531	13.76
Class 529-E	64,658	4,699	13.76
Class 529-F-1	30,849	2,242	13.76
Class R-1	89,107	6,498	13.71
Class R-2	854,909	62,316	13.72
Class R-3	1,958,907	142,672	13.73
Class R-4	1,394,923	101,362	13.76
Class R-5	1,417,755	102,828	13.79

(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Classes A and 529-A, for which the maximum offering prices per share were $14.62 and $14.61, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2008	(dollars in thousands)

Investment income:
Income:
Interest	$1,039,606
Dividends (net of non-U.S. taxes of $10,009)	852,794	$1,892,400

Fees and expenses*:
Investment advisory services	127,758
Distribution services	214,178
Transfer agent services	46,956
Administrative services	26,594
Reports to shareholders	3,659
Registration statement and prospectus	1,676
Postage, stationery and supplies	4,586
Directors' compensation	(96)
Auditing and legal	142
Custodian	504
Other	141
Total fees and expenses before waiver	426,098
Less investment advisory services waiver	12,776
Total fees and expenses after waiver		413,322
Net investment income		1,479,078

Net realized loss and unrealized depreciation on investments and currency:
Net realized (loss) gain on:
Investments	(1,649,300)
Currency transactions	532	(1,648,768)
Net unrealized depreciation on:
Investments	(15,316,105)
Currency translations	(274)	(15,316,379)
Net realized loss and unrealized depreciation on investments and currency		(16,965,147)
Net decrease in net assets resulting from operations		$(15,486,069)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended
	December 31
	2008	2007
Operations:
Net investment income	$1,479,078	$1,475,279
Net realized (loss) gain on investments and currency transactions	(1,648,768)	1,907,721
Net unrealized (depreciation) appreciation on investments and currency translations	(15,316,379)	224,752
Net (decrease) increase in net assets resulting from operations	(15,486,069)	3,607,752

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,602,469)	(1,451,530)
Distributions from net realized gain on investments	(440,268)	(1,345,066)
Total dividends and distributions paid to shareholders	(2,042,737)	(2,796,596)

Net capital share transactions	(6,705)	3,578,270

Total (decrease) increase in net assets	(17,535,511)	4,389,426

Net assets:
Beginning of year	60,588,962	56,199,536
End of year (including undistributed net investment income: $38,570 and $160,822, respectively)	$43,053,451	$60,588,962

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On August 1, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The prices of, and the income generated by, securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Securities held by the fund may also be affected by changing interest rates, and by changes in effective maturities and credit ratings. For example, the prices of debt securities in the fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Lower quality or longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality or shorter maturity debt securities. A security backed by the U.S. Treasury or the full faith and credit of the U.S. government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.

Investments in securities issued by entities based outside the United States may be subject to the risks described above to a greater extent and may also be affected by currency fluctuations and controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Investing in securities issued by entities domiciled in the United States may also be subject to many of these risks.

 3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2005 and by state tax authorities for tax years before 2004.

Non-U.S. taxation –Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2008, the fund reclassified $1,428,000 from accumulated net realized loss to undistributed net investment income; $289,000 from undistributed net investment income to capital paid in on shares of capital stock; and $9,606,000 from capital paid in on shares of capital stock to accumulated net realized loss to align financial reporting with tax reporting.

As of December 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:
(dollars in thousands)
Undistributed ordinary income	$38,622
Post-October currency loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	(370)
Capital loss carryforward expiring in 2016†	(1,180,492)
Post-October capital loss deferrals (realized during the period November 1, 2008, through December 31, 2008)*	(478,695)
Gross unrealized appreciation on investment securities	2,183,551
Gross unrealized depreciation on investment securities	(9,691,259)
Net unrealized depreciation on investment securities	(7,507,708)
Cost of investment securities	50,679,883

*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2008			Year ended December 31, 2007
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$1,061,925	$275,039	$1,336,964	$980,332	$841,541	$1,821,873
Class B	109,514	38,718	148,232	103,910	120,134	224,044
Class C	125,087	44,051	169,138	111,310	135,314	246,624
Class F-1	37,856	9,931	47,787	35,297	30,506	65,803
Class F-2*	396	-	396	-	-	-
Class 529-A	38,098	9,715	47,813	32,076	29,147	61,223
Class 529-B	7,115	2,495	9,610	5,949	7,601	13,550
Class 529-C	11,922	4,147	16,069	9,777	12,566	22,343
Class 529-E	2,171	615	2,786	1,829	1,853	3,682
Class 529-F-1	1,175	263	1,438	905	788	1,693
Class R-1	2,541	805	3,346	1,808	2,316	4,124
Class R-2	24,881	8,441	33,322	21,104	25,958	47,062
Class R-3	77,781	23,940	101,721	76,178	73,791	149,969
Class R-4	54,862	14,212	69,074	49,609	42,800	92,409
Class R-5	47,145	7,896	55,041	21,446	20,751	42,197
Total	$1,602,469	$440,268	$2,042,737	$1,451,530	$1,345,066	$2,796,596

*Class F-2 was offered beginning August 1, 2008.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. CRMC waived a portion of its investment advisory services fee from September 1, 2004, through December 31, 2008. During the year ended December 31, 2008, total investment advisory services fees waived by CRMC were $12,776,000. As a result, the fee shown on the accompanying financial statements of $127,758,000, which was equivalent to an annualized rate of 0.239%, was reduced to $114,982,000, or 0.215% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2008, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a declining series of annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$75,478	$41,638	Not applicable	Not applicable	Not applicable
Class B	45,440	5,318	Not applicable	Not applicable	Not applicable
Class C	52,494	Included in administrative services	$7,462	$1,061	Not applicable
Class F-1	2,958		1,143	107	Not applicable
Class F-2*	Not applicable		10	1	Not applicable
Class 529-A	2,498		1,181	194	$1,219
Class 529-B	3,061		297	81	307
Class 529-C	5,107		498	118	512
Class 529-E	383		74	12	77
Class 529-F-1	-		34	5	35
Class R-1	1,020		90	37	Not applicable
Class R-2	7,775		1,521	2,787	Not applicable
Class R-3	13,652		2,885	1,041	Not applicable
Class R-4	4,312		2,490	54	Not applicable
Class R-5	Not applicable		1,246	15	Not applicable
Total	$214,178	$46,956	$18,931	$5,513	$2,150
*Class F-2 was offered beginning August 1, 2008.

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $(96,000), shown on the accompanying financial statements, includes $441,000 in current fees (either paid in cash or deferred) and a net decrease of $537,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Disclosure of fair value measurements

The fund adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on January 1, 2008. FAS 157 requires the fund to classify its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2008 (dollars in thousands):

	Investment securities
Level 1 – Quoted prices	$26,418,803
Level 2 – Other significant observable inputs	16,503,913	*
Level 3 – Significant unobservable inputs	249,459
Total	$43,172,175

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the year ended December 31, 2008 (dollars in thousands):

Beginning value at 1/1/2008	$190,135
Net sales	(5,138)
Net realized loss†	(2,012)
Net unrealized depreciation†	(8,160)
Net transfers into Level 3	74,634
Ending value at 12/31/2008	$249,459

Net unrealized depreciation during the period on Level 3 investment securities held at 12/31/2008†	$(1,183)

*Includes certain securities trading primarily outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $608,728,000 of investment securities were classified as Level 2 instead of Level 1.
†Net realized loss and net unrealized depreciation are included in the related amounts on investments in the statement of operations.

6. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2008
Class A	$6,541,339	403,813	$1,281,245	75,631	$(7,906,651)	(489,944)	$(84,067)	(10,500)
Class B	344,946	20,857	141,278	8,319	(938,608)	(57,678)	(452,384)	(28,502)
Class C	941,452	58,091	159,387	9,407	(1,328,803)	(82,689)	(227,964)	(15,191)
Class F-1	438,016	27,259	41,463	2,445	(519,372)	(32,224)	(39,893)	(2,520)
Class F-2†	45,470	3,072	325	24	(3,610)	(263)	42,185	2,833
Class 529-A	213,417	12,731	47,803	2,832	(151,699)	(9,307)	109,521	6,256
Class 529-B	32,652	1,942	9,610	567	(32,678)	(2,012)	9,584	497
Class 529-C	100,257	5,971	16,065	949	(95,171)	(5,803)	21,151	1,117
Class 529-E	14,289	856	2,786	165	(10,967)	(666)	6,108	355
Class 529-F-1	11,907	696	1,438	85	(6,688)	(407)	6,657	374
Class R-1	50,484	2,997	3,321	198	(34,670)	(2,104)	19,135	1,091
Class R-2	349,023	20,926	33,287	1,970	(353,485)	(21,301)	28,825	1,595
Class R-3	719,096	42,334	101,705	5,976	(1,297,044)	(77,190)	(476,243)	(28,880)
Class R-4	662,301	38,924	69,066	4,086	(627,999)	(38,331)	103,368	4,679
Class R-5	1,160,744	67,166	54,918	3,317	(288,350)	(17,190)	927,312	53,293
Total net increase
(decrease)	$11,625,393	707,635	$1,963,697	115,971	$(13,595,795)	(837,109)	$(6,705)	(13,503)

Year ended December 31, 2007
Class A	$6,267,912	319,127	$1,748,923	89,690	$(5,959,299)	(303,537)	$2,057,536	105,280
Class B	373,510	19,119	213,611	10,987	(665,658)	(33,984)	(78,537)	(3,878)
Class C	957,450	48,945	232,473	11,967	(936,681)	(47,906)	253,242	13,006
Class F-1	385,326	19,618	56,897	2,920	(333,445)	(16,953)	108,778	5,585
Class 529-A	241,270	12,306	61,208	3,142	(118,911)	(6,047)	183,567	9,401
Class 529-B	37,533	1,914	13,548	696	(23,976)	(1,219)	27,105	1,391
Class 529-C	116,281	5,933	22,339	1,147	(78,824)	(4,009)	59,796	3,071
Class 529-E	16,013	817	3,680	189	(9,624)	(489)	10,069	517
Class 529-F-1	10,236	520	1,692	87	(4,134)	(209)	7,794	398
Class R-1	42,100	2,162	4,088	211	(25,553)	(1,309)	20,635	1,064
Class R-2	398,589	20,383	47,034	2,421	(372,699)	(19,025)	72,924	3,779
Class R-3	890,243	45,588	149,941	7,716	(843,517)	(43,102)	196,667	10,202
Class R-4	687,095	35,181	92,401	4,745	(667,360)	(33,965)	112,136	5,961
Class R-5	634,082	32,339	42,053	2,156	(129,577)	(6,564)	546,558	27,931
Total net increase
(decrease)	$11,057,640	563,952	$2,689,888	138,074	$(10,169,258)	(518,318)	$3,578,270	183,708

*Includes exchanges between share classes of the fund.
†Class F-2 was offered beginning August 1, 2008.

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $18,249,732,000 and $16,620,492,000, respectively, during the year ended December 31, 2008.

Financial highlights (1)

		(Loss) income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 12/31/2008	$19.31	$.50	$(5.35)	$(4.85)	$(.54)	$(.14)	$(.68)	$13.78	(25.73)%	$26,972.61%		.59%	2.96%
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.60	37,999.60		.58	2.68
Year ended 12/31/2006	17.82	.47	1.61	2.08	(.47)	(.41)	(.88)	19.02	11.80	35,431.61		.58	2.57
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.12	33,009.61		.59	2.31
Year ended 12/31/2004	17.29	.39	1.12	1.51	(.36)	(.44)	(.80)	18.00	8.92	29,162.63		.62	2.23
Class B:
Year ended 12/31/2008	19.25	.37	(5.34)	(4.97)	(.41)	(.14)	(.55)	13.73	(26.33)	3,455	1.38	1.35	2.18
Year ended 12/31/2007	18.96	.38	.72	1.10	(.37)	(.44)	(.81)	19.25	5.83	5,391	1.35	1.32	1.94
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386	1.36	1.33	1.82
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180	1.36	1.34	1.56
Year ended 12/31/2004	17.24	.26	1.12	1.38	(.23)	(.44)	(.67)	17.95	8.15	4,849	1.37	1.37	1.48
Class C:
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	4,128	1.42	1.40	2.14
Year ended 12/31/2007	18.95	.37	.72	1.09	(.37)	(.44)	(.81)	19.23	5.73	6,078	1.40	1.37	1.89
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743	1.41	1.38	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582	1.42	1.40	1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.02	4,976	1.44	1.44	1.42
Class F-1:
Year ended 12/31/2008	19.31	.50	(5.35)	(4.85)	(.54)	(.14)	(.68)	13.78	(25.73)	946.61		.58	2.96
Year ended 12/31/2007	19.02	.53	.72	1.25	(.52)	(.44)	(.96)	19.31	6.61	1,374.59		.57	2.69
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247.59		.57	2.59
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238.63		.61	2.30
Year ended 12/31/2004	17.29	.39	1.11	1.50	(.35)	(.44)	(.79)	18.00	8.88	1,110.67		.67	2.19
Class F-2:
Period from 8/5/2008 to 12/31/2008	17.44	.21	(3.59)	(3.38)	(.28)	-	(.28)	13.78	(19.51)	39.17		.16	1.45
Class 529-A:
Year ended 12/31/2008	19.29	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.77	(25.76)	1,030.68		.65	2.90
Year ended 12/31/2007	19.01	.51	.72	1.23	(.51)	(.44)	(.95)	19.29	6.47	1,323.68		.66	2.60
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125.66		.63	2.53
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907.67		.65	2.26
Year ended 12/31/2004	17.28	.38	1.12	1.50	(.35)	(.44)	(.79)	17.99	8.88	679.69		.68	2.18
Class 529-B:
Year ended 12/31/2008	19.28	.35	(5.34)	(4.99)	(.39)	(.14)	(.53)	13.76	(26.36)	251	1.48	1.46	2.09
Year ended 12/31/2007	19.00	.36	.71	1.07	(.35)	(.44)	(.79)	19.28	5.64	342	1.47	1.44	1.81
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311	1.48	1.45	1.70
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265	1.51	1.49	1.41
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	219	1.56	1.56	1.30
Class 529-C:
Year ended 12/31/2008	19.29	.35	(5.35)	(5.00)	(.39)	(.14)	(.53)	13.76	(26.40)	420	1.48	1.45	2.09
Year ended 12/31/2007	19.00	.36	.72	1.08	(.35)	(.44)	(.79)	19.29	5.70	567	1.47	1.44	1.82
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501	1.47	1.44	1.71
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418	1.50	1.48	1.42
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	327	1.55	1.55	1.31
Class 529-E:
Year ended 12/31/2008	19.28	.44	(5.34)	(4.90)	(.48)	(.14)	(.62)	13.76	(25.99)	65.97		.95	2.60
Year ended 12/31/2007	19.00	.46	.71	1.17	(.45)	(.44)	(.89)	19.28	6.18	84.96		.94	2.32
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73.96		.93	2.23
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59.99		.97	1.93
Year ended 12/31/2004	17.28	.32	1.11	1.43	(.29)	(.44)	(.73)	17.98	8.44	45	1.04	1.03	1.83

Class 529-F-1:
Year ended 12/31/2008	$19.28	$.52	$(5.34)	$(4.82)	$(.56)	$(.14)	$(.70)	$13.76	(25.61)%	$31.47%		.45%	3.11%
Year ended 12/31/2007	19.00	.56	.71	1.27	(.55)	(.44)	(.99)	19.28	6.71	36.46		.44	2.82
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28.46		.43	2.73
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19.57		.55	2.35
Year ended 12/31/2004	17.27	.37	1.12	1.49	(.34)	(.44)	(.78)	17.98	8.78	14.79		.78	2.09
Class R-1:
Year ended 12/31/2008	19.22	.37	(5.33)	(4.96)	(.41)	(.14)	(.55)	13.71	(26.30)	89	1.38	1.35	2.21
Year ended 12/31/2007	18.94	.37	.72	1.09	(.37)	(.44)	(.81)	19.22	5.74	104	1.40	1.37	1.89
Year ended 12/31/2006	17.75	.32	1.60	1.92	(.32)	(.41)	(.73)	18.94	10.91	82	1.41	1.39	1.77
Year ended 12/31/2005	17.94	.27	.13	.40	(.25)	(.34)	(.59)	17.75	2.24	62	1.45	1.42	1.49
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.01	41	1.48	1.46	1.43
Class R-2:
Year ended 12/31/2008	19.23	.36	(5.33)	(4.97)	(.40)	(.14)	(.54)	13.72	(26.33)	855	1.42	1.39	2.15
Year ended 12/31/2007	18.95	.37	.71	1.08	(.36)	(.44)	(.80)	19.23	5.71	1,168	1.41	1.39	1.87
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079	1.45	1.39	1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902	1.48	1.40	1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.05	648	1.55	1.42	1.45
Class R-3:
Year ended 12/31/2008	19.24	.45	(5.33)	(4.88)	(.49)	(.14)	(.63)	13.73	(25.94)	1,959.90		.87	2.65
Year ended 12/31/2007	18.96	.46	.72	1.18	(.46)	(.44)	(.90)	19.24	6.23	3,301.92		.90	2.36
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059.92		.90	2.26
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541.91		.89	2.02
Year ended 12/31/2004	17.25	.34	1.10	1.44	(.30)	(.44)	(.74)	17.95	8.52	1,828.97		.97	1.94
Class R-4:
Year ended 12/31/2008	19.28	.49	(5.34)	(4.85)	(.53)	(.14)	(.67)	13.76	(25.75)	1,395.65		.62	2.92
Year ended 12/31/2007	19.00	.52	.71	1.23	(.51)	(.44)	(.95)	19.28	6.50	1,865.65		.62	2.64
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724.65		.62	2.53
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441.65		.63	2.28
Year ended 12/31/2004	17.28	.39	1.11	1.50	(.35)	(.44)	(.79)	17.99	8.89	830.67		.66	2.23
Class R-5:
Year ended 12/31/2008	19.32	.54	(5.35)	(4.81)	(.58)	(.14)	(.72)	13.79	(25.52)	1,418.35		.33	3.28
Year ended 12/31/2007	19.03	.58	.72	1.30	(.57)	(.44)	(1.01)	19.32	6.86	957.35		.33	2.94
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411.35		.33	2.82
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324.36		.34	2.57
Year ended 12/31/2004	17.30	.44	1.12	1.56	(.41)	(.44)	(.85)	18.01	9.21	246.37		.36	2.51

	Year ended December 31
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	41%	35%	34%	35%	25%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American Balanced Fund, Inc. (the “Fund”), as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 10, 2009

Tax information
                                                                                                            unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2008:

Long-term capital gains	$440,275,000
Qualified dividend income	$899,624,000
Corporate dividends received deduction	$814,212,000
U.S. government income that may be exempt from state taxation	$138,934,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008, through December 31, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/2008	Ending account value 12/31/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$811.59	$2.69	.59%
Class A -- assumed 5% return	1,000.00	1,022.17	3.00	.59
Class B -- actual return	1,000.00	808.31	6.23	1.37
Class B -- assumed 5% return	1,000.00	1,018.25	6.95	1.37
Class C -- actual return	1,000.00	808.05	6.41	1.41
Class C -- assumed 5% return	1,000.00	1,018.05	7.15	1.41
Class F-1 -- actual return	1,000.00	812.03	2.69	.59
Class F-1 -- assumed 5% return	1,000.00	1,022.17	3.00	.59
Class F-2 -- actual return †	1,000.00	804.92	1.42	.39
Class F-2 -- assumed 5% return †	1,000.00	1,023.18	1.98	.39
Class 529-A -- actual return	1,000.00	811.62	2.96	.65
Class 529-A -- assumed 5% return	1,000.00	1,021.87	3.30	.65
Class 529-B -- actual return	1,000.00	808.26	6.68	1.47
Class 529-B -- assumed 5% return	1,000.00	1,017.75	7.46	1.47
Class 529-C -- actual return	1,000.00	807.81	6.63	1.46
Class 529-C -- assumed 5% return	1,000.00	1,017.80	7.41	1.46
Class 529-E -- actual return	1,000.00	810.31	4.37	.96
Class 529-E -- assumed 5% return	1,000.00	1,020.31	4.88	.96
Class 529-F-1 -- actual return	1,000.00	812.35	2.10	.46
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.82	2.34	.46
Class R-1 -- actual return	1,000.00	808.20	6.27	1.38
Class R-1 -- assumed 5% return	1,000.00	1,018.20	7.00	1.38
Class R-2 -- actual return	1,000.00	808.09	6.54	1.44
Class R-2 -- assumed 5% return	1,000.00	1,017.90	7.30	1.44
Class R-3 -- actual return	1,000.00	810.28	4.10	.90
Class R-3 -- assumed 5% return	1,000.00	1,020.61	4.57	.90
Class R-4 -- actual return	1,000.00	811.18	2.87	.63
Class R-4 -- assumed 5% return	1,000.00	1,021.97	3.20	.63
Class R-5 -- actual return	1,000.00	812.77	1.50	.33
Class R-5 -- assumed 5% return	1,000.00	1,023.48	1.68	.33

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from August 5, 2008 (the initial sale of the share class), through December 31, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 184 days.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing conservation of capital, current income and long-term growth of capital and income. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indexes. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that although the fund’s net asset value per share had declined during the one-year period ended December 31, 2008, its long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver that was then in effect. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s 10% advisory fee waiver that was then in effect, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended December 31, 2008:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–29.90%	–1.19%	4.01%
Not reflecting CDSC	–26.33	–0.86	4.01

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–27.05	–0.92	1.77
Not reflecting CDSC	–26.33	–0.92	1.77

Class F-1 shares[1] — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	–25.73	–0.12	2.58

Class F-2 shares[1] — first sold 8/5/08
Not reflecting annual asset-based fee charged
by sponsoring firm	—	—	–19.51	[2]

Class 529-A shares[3] — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–30.04	–1.35	1.08
Not reflecting maximum sales charge	–25.76	–0.17	1.96

Class 529-B shares[3] — first sold 2/15/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–29.93	–1.34	1.10
Not reflecting CDSC	–26.36	–1.00	1.10

Class 529-C shares[3] — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–27.11	–1.00	1.30
Not reflecting CDSC	–26.40	–1.00	1.30

Class 529-E shares[1,3] — first sold 3/5/02	–25.99	–0.49	1.22

Class 529-F-1 shares[1,3] — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–25.61	–0.05	3.64

[1] These shares are sold without any initial or contingent deferred sales charge.
[2] Results are cumulative total returns; they are not annualized.
[3] Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 26 and 27 for details.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

Mary Jane Elmore, 54	2008	Managing Director and General Partner, Institutional Venture Partners; former Product Marketing Manager, Intel Corporation’s Development Systems Division

Robert A. Fox, 71	1976–1978	Managing General Partner, Fox Investments LP;
	1982	corporate director; retired President and CEO, Foster Farms (poultry producer)

Leonade D. Jones, 61	1993	Co-founder, VentureThink LLC (developed and
Chairman of the Board		managed e-commerce businesses) and Versura Inc.
(Independent and		(education loan exchange); former Treasurer, The
Non-Executive)		Washington Post Company

William D. Jones, 53	2008
Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)

John M. Lillie, 72	2003
Former President, Sequoia Associates LLC (investment firm specializing in medium-size buyouts); former CEO, American President Companies (container shipping and transportation services); former CEO, Lucky Stores; former CEO, Leslie Salt

John G. McDonald, 71	1975–1978	Stanford Investors Professor, Graduate School of
	1988	Business, Stanford University

James J. Postl, 63	2007	Former President and CEO, Pennzoil-Quaker State Company (automotive products and services)

Henry E. Riggs, 74	1989	President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 62	2004	President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University

Patricia K. Woolf, Ph.D., 74	1988	Private investor; corporate director; former Lecturer, Department of Molecular Biology, Princeton University

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

Mary Jane Elmore, 54	3	None

Robert A. Fox, 71	8	Chemtura Corporation

Leonade D. Jones, 61	7	None
Chairman of the Board
(Independent and
Non-Executive)

William D. Jones, 53	5	Sempra Energy; SouthWest Water Company

John M. Lillie, 72	3	None

John G. McDonald, 71	9	iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation; Varian, Inc.

James J. Postl, 63	3	Centex Corporation; Cooper Industries

Henry E. Riggs, 74	5	None

Isaac Stein, 62	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

Patricia K. Woolf, Ph.D., 74	7	None

“Interested” directors[4]

Year first
elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Robert G. O’Donnell, 64	1990	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company; Director, Capital Research and Management Company

“Interested” directors[4]

Number of
portfolios in
fund complex[2]
Name, age and	overseen
position with fund	by director	Other directorships[3] held by director

Robert G. O’Donnell, 64	2	None
Vice Chairman of the Board

The fund’s statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see page 36 for footnotes.

Other officers[5]

	Year first
	elected an	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund¹	underwriter of the fund

Gregory D. Johnson, 45	2003	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company

Hilda L. Applbaum, 48	1999	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Paul F. Roye, 55	2007	Senior Vice President — Fund Business
Senior Vice President		Management Group, Capital Research and Management Company; Director, American Funds Service Company;[6] former Director of Investment Management, United States Securities and Exchange Commission

John H. Smet, 52	2000	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[6]

Jeffrey T. Lager, 40	2002	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company[6]

Patrick F. Quan, 50	1986	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 35	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Bryan K. Nielsen, 35	2008	Vice President, Capital Guardian Trust Company;[6]
Assistant Treasurer		Vice President, Capital International, Inc.[6]

1Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[6]Company affiliated with Capital Research and Management Company.

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Result of meeting of shareholders held August 7, 2008

Shares outstanding (all classes) on record date (June 9, 2008)	3,214,045,308
Total shares voting on August 7, 2008	2,058,768,869	(64%)

Election of directors:

		Percent		Percent
		of shares		of shares
Director	Votes for	voting for	Votes withheld	withheld

Mary Jane Elmore	2,029,597,409	99%	29,171,460	1%

Robert A. Fox	2,028,276,415	99	30,492,454	1

Leonade D. Jones	2,029,370,699	99	29,398,170	1

William D. Jones	2,029,270,277	99	29,498,592	1

John M. Lillie	2,028,939,214	99	29,829,655	1

John G. McDonald	2,027,520,455	98	31,248,414	2

Robert G. O’Donnell	2,029,758,468	99	29,010,401	1

James J. Postl	2,029,468,655	99	29,300,214	1

Henry E. Riggs	2,028,407,376	99	30,361,493	1

Isaac Stein	2,029,378,913	99	29,389,956	1

Patricia K. Woolf	2,027,888,572	99	30,880,298	1

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete December 31, 2008, portfolio of American Balanced Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2009, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
>American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-911-0209P

Litho in USA AGD/ACME/8050-S16812

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James J. Postl, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$73,000
2008	$82,000

b) Audit-Related Fees:
2007	$16,000
2008	$20,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable

b) Audit-Related Fees:
2007	$916,000
2008	$1,070,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	2,000
2008	8,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,226,000 for fiscal year 2007 and $1,396,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2008

Common stocks — 62.78%	Shares	Value (000)

INFORMATION TECHNOLOGY — 13.32%
Microsoft Corp.	48,120,000	$935,453
Cisco Systems, Inc.[1]	37,957,000	618,699
Oracle Corp.[1]	30,819,284	546,426
Nokia Corp. (ADR)	34,330,000	535,548
International Business Machines Corp.	5,850,000	492,336
Yahoo! Inc.[1]	27,359,000	333,780
Hewlett-Packard Co.	9,100,000	330,239
Intel Corp.	22,500,000	329,850
Applied Materials, Inc.	27,950,000	283,133
Google Inc., Class A1	860,000	264,579
EMC Corp.[1]	22,224,600	232,691
QUALCOMM Inc.	6,000,000	214,980
SAP AG (ADR)	5,000,000	181,100
Automatic Data Processing, Inc.	2,567,543	101,007
Intuit Inc.[1]	4,000,000	95,160
Paychex, Inc.	3,250,000	85,410
Corning Inc.	8,000,000	76,240
Texas Instruments Inc.	3,000,000	46,560
Tyco Electronics Ltd.	1,960,000	31,772
		5,734,963

HEALTH CARE — 8.97%
UnitedHealth Group Inc.	20,555,000	546,763
Eli Lilly and Co.	11,602,000	467,213
Abbott Laboratories	6,800,000	362,916
Wyeth	8,800,000	330,088
Pfizer Inc	14,000,000	247,940
Roche Holding AG2	1,558,422	238,404
Aetna Inc.	8,200,000	233,700
Bristol-Myers Squibb Co.	9,500,000	220,875
Medtronic, Inc.	7,000,000	219,940
Merck & Co., Inc.	7,227,200	219,707
Johnson & Johnson	3,500,000	209,405
Amgen Inc.[1]	2,900,000	167,475
Bayer AG, non-registered shares[2]	2,000,000	117,781
Schering-Plough Corp.	6,800,000	115,804
AstraZeneca PLC (ADR)	2,000,000	82,060
Stryker Corp.	2,000,000	79,900
		3,859,971

INDUSTRIALS — 7.66%
General Electric Co.	37,500,000	607,500
United Technologies Corp.	6,980,000	374,128
Deere & Co.	8,077,500	309,530
Boeing Co.	6,700,000	285,889
Northrop Grumman Corp.	5,735,000	258,304
FedEx Corp.	3,550,000	227,733
Burlington Northern Santa Fe Corp.	3,000,000	227,130
Emerson Electric Co.	5,250,000	192,202
Union Pacific Corp.	3,400,000	162,520
Parker Hannifin Corp.	3,000,000	127,620
General Dynamics Corp.	2,100,000	120,939
United Parcel Service, Inc., Class B	2,000,000	110,320
Tyco International Ltd.	4,710,000	101,736
Illinois Tool Works Inc.	2,850,000	99,892
European Aeronautic Defence and Space Co. EADS NV2	5,500,000	93,087
		3,298,530

ENERGY — 7.57%
Chevron Corp.	11,900,000	880,243
Exxon Mobil Corp.	6,000,000	478,980
Occidental Petroleum Corp.	7,400,000	443,926
Royal Dutch Shell PLC, Class B (ADR)	6,659,700	342,508
Royal Dutch Shell PLC, Class A (ADR)	1,450,000	76,763
Schlumberger Ltd.	7,950,000	336,524
Baker Hughes Inc.	6,500,000	208,455
TOTAL SA (ADR)	3,060,000	169,218
EnCana Corp.	3,000,000	140,238
ConocoPhillips	1,800,000	93,240
Diamond Offshore Drilling, Inc.	1,500,000	88,410
		3,258,505

FINANCIALS — 7.42%
Berkshire Hathaway Inc., Class A1	7,915	764,589
Wells Fargo & Co.	22,200,000	654,456
American Express Co.	16,479,000	305,685
JPMorgan Chase & Co.	8,521,500	268,683
Bank of America Corp.	18,150,000	255,552
Citigroup Inc.	31,340,000	210,291
Allstate Corp.	4,800,000	157,248
SunTrust Banks, Inc.	4,905,000	144,894
U.S. Bancorp	5,050,000	126,301
Chubb Corp.	2,200,000	112,200
Lincoln National Corp.	4,100,000	77,244
Comerica Inc.	2,857,775	56,727
Marsh & McLennan Companies, Inc.	2,100,000	50,967
American International Group, Inc.	6,400,000	10,048
		3,194,885

CONSUMER STAPLES — 7.24%
Wal-Mart Stores, Inc.	14,935,500	837,284
Philip Morris International Inc.	14,900,000	648,299
Coca-Cola Co.	12,950,000	586,247
Walgreen Co.	19,050,000	469,963
Altria Group, Inc.	10,213,300	153,812
Avon Products, Inc.	5,900,000	141,777
Unilever NV (New York registered)	4,500,000	110,475
H.J. Heinz Co.	2,750,000	103,400
Kraft Foods Inc., Class A	2,500,000	67,125
		3,118,382

CONSUMER DISCRETIONARY — 3.68%
Time Warner Inc.	35,250,000	354,615
Lowe’s Companies, Inc.	12,300,000	264,696
Home Depot, Inc.	8,600,000	197,972
Target Corp.	4,875,000	168,334
News Corp., Class A	16,000,000	145,440
Best Buy Co., Inc.	4,100,000	115,251
Carnival Corp., units	4,600,000	111,872
Nordstrom, Inc.	8,025,000	106,813
Magna International Inc., Class A	1,750,000	52,377
Macy’s, Inc.	4,500,000	46,575
Gannett Co., Inc.	2,400,000	19,200
		1,583,145

TELECOMMUNICATION SERVICES — 2.95%
AT&T Inc.	29,000,000	826,500
Verizon Communications Inc.	8,000,000	271,200
Vodafone Group PLC[2]	78,312,500	159,456
Sprint Nextel Corp., Series 1[1]	8,000,000	14,640
		1,271,796

MATERIALS — 1.54%
E.I. du Pont de Nemours and Co.	11,822,818	299,117
Alcoa Inc.	17,500,000	197,050
Weyerhaeuser Co.	4,590,000	140,500
Dow Chemical Co.	1,800,000	27,162
		663,829

UTILITIES — 0.78%
Exelon Corp.	6,000,000	333,660

MISCELLANEOUS — 1.65%
Other common stocks in initial period of acquisition		709,864

Total common stocks (cost: $32,895,167,000)		27,027,530

Preferred stocks — 0.69%

FINANCIALS — 0.64%
BNP Paribas 7.195%[3,4]	57,200,000	36,442
BNP Paribas Capital Trust 9.003% noncumulative trust[3,4]	6,000,000	3,676
Bank of America Corp., Series K, 8.00% noncumulative[4]	42,000,000	30,254
Bank of America Corp., Series E, 0% depositary shares	746,800	8,739
JPMorgan Chase & Co., Series I, 7.90%[4]	40,750,000	33,987
SMFG Preferred Capital USD 1 Ltd. 6.078%[3,4]	30,671,000	20,845
SMFG Preferred Capital USD 3 Ltd. 9.50%[3,4]	10,000,000	9,212
XL Capital Ltd., Series C, 6.102%[1,2,3]	2,315,400	17,397
XL Capital Ltd., Series E, 6.50%[4]	25,035,000	5,763
Barclays Bank PLC 7.434%[3,4]	39,975,000	20,237
AXA SA, Series B, 6.379%[3,4]	42,000,000	18,821
QBE Capital Funding II LP 6.797%[3,4]	24,470,000	13,845
Citigroup Inc., Series E, 8.40%[4]	17,850,000	11,809
Lloyds TSB Group PLC 6.267%[3,4]	19,100,000	7,045
Aspen Insurance Holdings Ltd. 7.401% noncumulative[4]	515,000	6,389
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[3,4]	5,500,000	5,491
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[3,4]	7,814,000	5,206
PNC Preferred Funding Trust I 6.517%[3,4]	12,000,000	5,200
ILFC E-Capital Trust II 6.25%[3,4]	8,030,000	3,357
ILFC E-Capital Trust I 5.90%[3,4]	4,500,000	1,443
Standard Chartered PLC 6.409%[3,4]	12,400,000	4,573
ING Capital Funding Trust III 8.439% noncumulative[4]	6,750,000	3,399
HBOS PLC 6.657%[3,4]	3,000,000	1,165
Fannie Mae, Series S, 8.25% noncumulative	839,700	724
		275,019

U.S. GOVERNMENT AGENCY SECURITIES — 0.01%
US AgBank 6.11%[3,4]	10,000,000	6,434

MISCELLANEOUS — 0.04%
Other preferred stocks in initial period of acquisition		17,449

Total preferred stocks (cost: $539,301,000)		298,902

	Principal amount
Bonds & notes — 29.87%	(000)

MORTGAGE-BACKED OBLIGATIONS[5] — 11.12%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	$52,930	56,396
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000	48,244
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	16,873
Fannie Mae 4.89% 2012	30,000	31,466
Fannie Mae 4.00% 2015	17,882	17,730
Fannie Mae 5.00% 2018	3,138	3,238
Fannie Mae 5.00% 2018	1,747	1,802
Fannie Mae 11.00% 2018	426	488
Fannie Mae 5.50% 2019	2,826	2,925
Fannie Mae 5.50% 2020	40,246	41,606
Fannie Mae 11.00% 2020	124	135
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	14,670	14,872
Fannie Mae 10.50% 2022	241	271
Fannie Mae, Series 2001-4, Class NA, 11.873% 2025[4]	356	393
Fannie Mae 6.00% 2027	17,909	18,472
Fannie Mae 8.50% 2027	91	99
Fannie Mae 8.50% 2027	66	71
Fannie Mae 8.50% 2027	33	36
Fannie Mae 8.50% 2027	23	25
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	952	1,003
Fannie Mae 7.50% 2030	165	174
Fannie Mae 7.50% 2030	46	48
Fannie Mae 7.50% 2031	238	250
Fannie Mae 7.50% 2031	172	181
Fannie Mae, Series 2001-20, Class D, 11.038% 2031[4]	98	111
Fannie Mae 5.50% 2032	3,362	3,461
Fannie Mae 5.50% 2033	32,907	33,862
Fannie Mae 5.50% 2033	24,413	25,110
Fannie Mae 5.50% 2033	4,147	4,267
Fannie Mae 5.50% 2035	14,748	15,159
Fannie Mae 5.50% 2035	8,774	9,017
Fannie Mae 6.50% 2035	16,869	17,617
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	6,530	5,465
Fannie Mae 5.50% 2036	30,341	31,165
Fannie Mae 5.50% 2036	3,869	3,974
Fannie Mae 5.50% 2036	3,629	3,728
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	16,536	17,032
Fannie Mae 6.00% 2036	7,765	8,010
Fannie Mae 6.50% 2036	12,375	12,653
Fannie Mae 6.50% 2036	11,218	11,674
Fannie Mae 5.632% 2037[4]	29,332	29,980
Fannie Mae 6.00% 2037	115,403	119,032
Fannie Mae 6.00% 2037	81,752	84,323
Fannie Mae 6.00% 2037[2]	25,920	26,009
Fannie Mae 6.00% 2037	19,424	20,034
Fannie Mae 6.50% 2037	64,881	66,338
Fannie Mae 6.50% 2037	24,469	25,019
Fannie Mae 6.50% 2037	10,023	10,430
Fannie Mae 6.50% 2037	4,179	4,273
Fannie Mae 6.50% 2037	2,708	2,769
Fannie Mae 7.00% 2037	44,743	46,033
Fannie Mae 7.00% 2037	43,098	45,203
Fannie Mae 7.00% 2037	15,991	16,452
Fannie Mae 7.00% 2037	12,364	12,721
Fannie Mae 7.00% 2037	12,021	12,368
Fannie Mae 7.00% 2037	8,317	8,557
Fannie Mae 7.00% 2037	5,838	6,006
Fannie Mae 4.50% 2038	31,914	32,406
Fannie Mae 6.50% 2038	55,876	58,144
Fannie Mae 4.50% 2039	110,000	111,616
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	676	712
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	625	651
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	864	912
Fannie Mae 6.50% 2047	9,398	9,574
Fannie Mae 6.50% 2047	5,271	5,369
Fannie Mae 6.50% 2047	4,096	4,172
Fannie Mae 6.50% 2047	3,368	3,431
Fannie Mae 6.50% 2047	3,087	3,145
Fannie Mae 6.50% 2047	2,758	2,809
Fannie Mae 6.50% 2047	1,293	1,317
Fannie Mae 7.00% 2047	7,741	7,935
Fannie Mae 7.00% 2047	4,666	4,783
Fannie Mae 7.00% 2047	3,359	3,443
Fannie Mae 7.00% 2047	3,015	3,091
Fannie Mae 7.00% 2047	2,913	2,986
Fannie Mae 7.00% 2047	2,645	2,712
Fannie Mae 7.00% 2047	1,604	1,644
Fannie Mae 7.00% 2047	1,314	1,347
Fannie Mae 7.00% 2047	708	726
Fannie Mae 7.00% 2047	384	393
Freddie Mac, Series 2310, Class B, 9.886% 2015[4]	155	170
Freddie Mac 10.00% 2018	334	376
Freddie Mac 8.50% 2020	255	271
Freddie Mac 8.50% 2020	21	22
Freddie Mac 5.00% 2023	44,401	45,698
Freddie Mac 5.00% 2023	31,337	32,253
Freddie Mac 5.00% 2023	28,614	29,451
Freddie Mac 5.00% 2023	22,964	23,635
Freddie Mac 5.00% 2023	20,941	21,553
Freddie Mac 5.00% 2023	12,549	12,915
Freddie Mac 5.00% 2023	10,971	11,291
Freddie Mac 5.00% 2023	10,502	10,809
Freddie Mac 5.00% 2023	9,508	9,785
Freddie Mac 5.00% 2023	8,253	8,494
Freddie Mac 5.00% 2023	6,296	6,480
Freddie Mac 5.00% 2023	582	599
Freddie Mac 5.50% 2023	23,583	24,350
Freddie Mac 5.50% 2023	19,120	19,742
Freddie Mac 5.50% 2023	12,142	12,537
Freddie Mac 6.00% 2026	22,566	23,331
Freddie Mac 6.00% 2026	16,338	16,892
Freddie Mac 6.00% 2026	12,869	13,305
Freddie Mac 6.50% 2027	4,115	4,281
Freddie Mac 6.50% 2027	1,578	1,642
Freddie Mac 6.50% 2027	1,414	1,472
Freddie Mac 6.50% 2028	3,305	3,439
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	3,434	3,602
Freddie Mac, Series 3061, Class PN, 5.50% 2035	15,247	15,722
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	18,809	15,941
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[2]	13,428	10,397
Freddie Mac, Series 3233, Class PA, 6.00% 2036	32,850	34,014
Freddie Mac 5.438% 2037[4]	11,174	11,386
Freddie Mac, Series 3318, Class JT, 5.50% 2037	32,909	33,680
Freddie Mac 5.50% 2037	28,080	28,775
Freddie Mac, Series 3312, Class PA, 5.50% 2037	24,425	24,963
Freddie Mac 5.587% 2037[4]	4,276	4,355
Freddie Mac 5.724% 2037[4]	8,757	8,958
Freddie Mac, Series 3272, Class PA, 6.00% 2037	25,861	26,790
Freddie Mac 5.00% 2038	62,340	63,630
Freddie Mac 6.00% 2038	388,647	400,809
Freddie Mac 6.00% 2038	28,312	29,203
Freddie Mac 6.00% 2038	6,860	7,076
Freddie Mac 6.00% 2038	6,629	6,837
Freddie Mac 6.00% 2038	4,351	4,488
Government National Mortgage Assn. 9.00% 2009	8	8
Government National Mortgage Assn. 10.00% 2020	316	363
Government National Mortgage Assn. 10.00% 2021	524	604
Government National Mortgage Assn. 6.00% 2038	139,185	143,894
Government National Mortgage Assn. 6.50% 2038	74,057	77,248
Government National Mortgage Assn. 6.50% 2038	34,165	35,637
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	10,212	7,953
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	1,546	924
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	1,179	900
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,619	1,060
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	2,492	2,233
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	21,982	20,366
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	7,286	5,074
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	34,900	33,852
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	15,402	9,940
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	36,093	34,962
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3]	16,849	12,846
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	14,552
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	20,674	19,453
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045	15,301
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	12,991	12,780
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[4]	30,875	24,093
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037	4,593	4,532
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	9,564	9,234
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-2, 4.739% 2037	2,068	1,945
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.317% 2037[4]	63,000	52,181
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680	9,533
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	6,959	6,384
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	13,836	12,647
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000	20,222
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.875% 2045[4]	20,375	16,049
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	34,265	32,348
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	3,146	2,447
Countrywide Alternative Loan Trust, Series 2006-J3, Class 3-A-1, 5.50% 2021	17,018	11,270
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	9,801	6,336
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	20,059	14,816
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	13,208	11,654
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	11,826	8,685
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	14,539	12,289
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	19,414	15,162
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	10,445	5,290
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	7,118	5,650
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 0.821% 2037[2,4]	20,105	8,444
Countrywide Alternative Loan Trust, Series 2007-2CB, Class 1-A-9, 5.75% 2037	12,855	6,181
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.854% 2047[4]	34,084	15,793
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.892% 2036[4]	103,304	52,259
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.923% 2036[4]	22,618	11,390
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[4]	43,847	20,468
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.929% 2037[4]	19,510	9,327
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750	27,364
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	24,123	22,665
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[4]	50,455	41,024
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	18,011	16,332
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	17,206	13,251
Wells Fargo Mortgage-backed Securities Trust, Series 2003-B, Class A-1, 4.15% 2033[4]	2,860	2,286
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.232% 2035[4]	30,000	20,459
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR19, Class A-6, 5.629% 2036[4]	22,000	12,243
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.665% 2036[4]	31,425	22,076
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	81,096	78,229
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.896% 2036[4]	4,000	3,984
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	2,535	2,410
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	13,477	11,425
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	22,188	15,743
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	32,348	18,647
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.236% 2036[4]	23,132	11,062
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	43,444	22,604
GE Commercial Mortgage Corp., Series 2004-C1, Class A-2, 3.915% 2038	1,439	1,314
GE Commercial Mortgage Corp., Series 2005-C3, Class A-4, 5.046% 2045[4]	24,730	22,170
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.334% 2045[4]	65,575	53,266
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350	4,038
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	40,802	40,090
Banc of America Commercial Mortgage Inc., Series 2005-4, Class A-2, 4.764% 2045	23,175	20,819
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3]	22,800	20,287
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[2,3]	31,000	26,578
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	15,000	11,250
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	7,647	7,424
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	13,205	12,908
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PW10, Class AM, 5.449% 2040[4]	20,000	11,948
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	28,000	25,416
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000	3,950
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	34,345
Commercial Mortgage Trust, Series 2004-LNB2, Class A-3, 4.221% 2039	17,217	16,108
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.68% 2034[4]	21,628	20,048
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 4-A-1, 5.50% 2035	33,561	21,420
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.617% 2037[4]	25,583	11,347
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.131% 2033[4]	2,705	1,995
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.33% 2034[4]	18,685	11,557
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.955% 2034[4]	12,570	8,344
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[4]	20,000	11,601
Bear Stearns ARM Trust, Series 2005-6, Class I-A-1, 4.87% 2035[4]	21,164	11,258
Bear Stearns ARM Trust, Series 2006-4, Class II-A-1, 5.779% 2036[4]	14,142	7,519
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3]	18,300	15,032
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[2,3]	20,000	15,162
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,3]	32,200	19,320
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	50,200	49,157
Bank of America 5.50% 2012[3]	44,500	45,866
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	64,544	34,890
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	23,064	10,141
CHL Mortgage Pass-Through Trust, Series 2003-J1, Class 3-A-1, 5.00% 2018	14,233	13,844
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 4.91% 2033[4]	1,355	915
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 5.312% 2033[4]	7,091	5,220
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.563% 2035[4]	24,302	13,689
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.911% 2036[4]	13,735	6,616
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2,3]	16,250	13,000
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2,3]	4,000	2,600
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2,3]	27,350	21,880
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[2,3]	2,000	1,540
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	46,550	35,459
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	23,938	19,632
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	21,844	14,741
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	37,480	32,090
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[2]	33,305	31,691
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000	8,884
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	23,201	21,905
Nationwide Building Society, Series 2007-2, 5.50% 2012[3]	32,500	30,114
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class D, 6.878% 2018[3]	15,000	15,631
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 15.51% 2030[4]	1,956	1,949
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A-4, 5.56% 2039	11,880	9,017
J.P. Morgan Mortgage Trust, Series 2006-A3, Class 3-A-3, 5.734% 2036[4]	40,000	20,043
J.P. Morgan Mortgage Trust, Series 2006-A7, Class 2-A-4, 5.793% 2037[4]	9,890	4,536
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[4]	53,882	24,349
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.762% 2036[4]	12,677	6,231
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.84% 2036[4]	21,370	9,339
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.253% 2036[4]	14,966	7,046
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	25,000	21,250
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	22,411	19,675
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	20,038	19,631
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	35,544	19,419
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-4, 4.623% 2041	21,190	18,514
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	3,590	3,608
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185	12,313
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY7, Class 2-A1, 5.859% 2037[4]	31,196	15,785
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	15,293	15,018
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[3]	14,000	14,560
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	6,898	6,278
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	7,123	6,498
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.903% 2036[4]	27,950	12,494
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	2,484	2,451
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,810	8,464
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	16,735	9,647
Morgan Stanley Dean Witter Capital I Trust, Series 2000-PRIN, Class C, 7.735% 2034[4]	7,435	6,846
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	921	916
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	1,800	1,686
Meristar Commercial Mortgage Trust, Series 1999-C1, Class A-1, 7.28% 2016[3]	1,227	1,238
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[3]	7,750	7,918
Banc of America Alternative Loan Trust, Series 2005-2, Class 3-A-1, 5.00% 2020	9,268	8,527
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044[4]	8,175	7,646
Citigroup Mortgage Loan Trust, Inc., Series 2005-8, Class I-A4A, 5.572% 2035[2,4]	11,373	6,184
Residential Funding Corp., Series 2003-RM2, Class A-II, 5.00% 2018	6,122	5,572
Structured Asset Securities Corp., Series 2004-3, Class 3-A-1, 5.50% 2019	4,918	4,334
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.461% 2027[3,4]	1,007	1,006
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	5,009	4,997
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.63% 2036[4]	6,920	4,335
Lehman Mortgage Trust, Series 2005-1, Class 6-A1, 5.00% 2020	5,019	4,317
Adjustable Rate Mortgage Trust, Series 2006-1, Class 3-A-3, 5.882% 2036[4]	6,317	4,314
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 2015[3]	2,856	2,924
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.842% 2033[4]	3,408	2,891
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	3,379	2,368
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[3]	1,061	1,069
Morgan Stanley Capital I Trust, Series 2003-IQ5, Class C, 5.325% 2038[4]	1,200	507
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	359	358
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	19	19
		4,785,876

CORPORATE BONDS & NOTES — 9.57%
FINANCIALS — 3.14%
Citigroup Inc. 4.125% 2010	20,000	19,714
Citigroup Inc. 6.50% 2013	15,000	15,151
Citigroup Inc. 6.00% 2017	10,272	10,242
Citigroup Capital XXI 8.30% 2077[4]	44,800	34,629
Liberty Mutual Group Inc. 6.50% 2035[3]	19,845	11,404
Liberty Mutual Group Inc. 7.50% 2036[3]	25,350	15,467
Liberty Mutual Group Inc., Series A, 7.80% 2087[3]	1,805	811
Liberty Mutual Group Inc., Series C, 10.75% 2088[3,4]	36,795	20,263
Liberty Mutual Group Inc. 7.697% 2097[3]	22,180	14,769
UniCredito Italiano SpA 5.584% 2017[3,4]	40,000	35,000
UniCredito Italiano SpA 6.00% 2017[3]	10,000	8,352
CIT Group Inc. 7.625% 2012	21,000	17,742
CIT Group Inc. 5.40% 2013	31,000	23,432
CIT Group Inc. 6.10% 2067[4]	5,000	1,546
American Express Bank 5.50% 2013	21,300	20,195
American Express Co. 6.15% 2017	22,800	22,017
Berkshire Hathaway Finance Corp. 4.60% 2013	21,000	21,020
Berkshire Hathaway Finance Corp. 5.00% 2013	20,000	20,366
PRICOA Global Funding I 4.20% 2010[3]	11,000	10,792
Prudential Financial, Inc., Series D, 5.50% 2016	14,000	11,296
Prudential Holdings, LLC, Series C, 8.695% 2023[3,5]	19,500	18,830
Metropolitan Life Global Funding I, 5.125% 2013[3]	12,000	11,192
MetLife Capital Trust X 9.25% 2068[3,4]	41,900	29,283
JPMorgan Chase & Co. 4.891% 2015[4]	20,000	20,104
JPMorgan Chase Bank NA 6.00% 2017	5,000	5,052
JPMorgan Chase Capital XXV, Series Y, 6.80% 2037	14,865	13,737
New York Life Global Funding 3.875% 2009[3]	13,500	13,503
New York Life Global Funding 5.25% 2012[3]	25,000	24,545
Westfield Group 5.70% 2016[3]	36,430	24,368
Westfield Group 7.125% 2018[3]	15,750	11,190
CNA Financial Corp. 5.85% 2014	25,000	18,289
CNA Financial Corp. 6.50% 2016	16,000	11,346
CNA Financial Corp. 7.25% 2023	8,000	5,003
Kimco Realty Corp. 6.00% 2012	2,750	2,129
Kimco Realty Corp., Series C, 4.82% 2014	13,000	9,264
Kimco Realty Corp., Series C, 5.783% 2016	14,000	8,895
Kimco Realty Corp. 5.70% 2017	21,180	13,337
Countrywide Financial Corp., Series B, 2.946% 2012[4]	15,000	12,975
Bank of America Corp. 5.30% 2017	10,200	9,701
MBNA Global Capital Funding, Series B, 3.993% 2027[4]	18,000	10,777
Developers Diversified Realty Corp. 3.875% 2009	7,500	7,331
Developers Diversified Realty Corp. 4.625% 2010	28,625	20,172
Developers Diversified Realty Corp. 5.50% 2015	13,000	5,467
Fifth Third Bancorp 8.25% 2038	9,000	7,453
Fifth Third Capital Trust IV 6.50% 2067[4]	50,500	25,268
Household Finance Corp. 6.375% 2012	13,000	12,730
HSBC Holdings PLC 6.50% 2037	17,200	17,525
Midland Bank 2.063% Eurodollar note (undated)[4]	4,000	2,140
Monumental Global Funding 5.50% 2013[3]	12,000	11,331
Monumental Global Funding III 4.953% 2014[3,4]	29,000	19,255
Royal Bank of Scotland Group PLC 6.99% (undated)[3,4]	65,483	29,795
Royal Bank of Scotland Group PLC, Series U, 7.64% (undated)[4]	1,800	718
HBOS PLC 6.75% 2018[3]	34,050	30,017
Simon Property Group, LP 5.30% 2013	11,750	8,792
Simon Property Group, LP 5.875% 2017	15,165	10,142
Simon Property Group, LP 6.125% 2018	15,160	10,260
Principal Life Insurance Co. 3.20% 2009	14,000	14,028
Principal Life Insurance Co. 5.30% 2013	15,500	14,533
Santander Issuances, SA Unipersonal 5.805% 2016[3,4]	20,000	18,003
Santander Perpetual, SA Unipersonal 6.671% (undated)[3,4]	15,400	9,809
American General Finance Corp., Series I, 5.85% 2013	2,500	950
International Lease Finance Corp., Series R, 5.65% 2014	16,000	10,463
American General Finance Corp., Series I, 5.40% 2015	7,500	2,805
American General Finance Corp., Series J, 6.50% 2017	19,000	7,833
American International Group, Inc. 8.175% 2058[3,4]	11,820	4,604
ERP Operating LP 4.75% 2009	6,730	6,613
ERP Operating LP 5.375% 2016	25,000	17,643
Goldman Sachs Group, Inc. 6.15% 2018	24,000	23,103
ProLogis 5.50% 2012	15,000	9,043
ProLogis 5.625% 2015	13,030	6,492
ProLogis 6.625% 2018	15,500	7,424
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	13,000	12,809
Allstate Corp., Series B, 6.125% 2067[4]	9,600	5,584
Allstate Corp., Series A, 6.50% 2067[4]	7,290	4,108
Glen Meadow Pass-Through Trust 6.505% 2067[3,4]	36,750	14,781
Hartford Financial Services Group, Inc. 8.125% 2068[4]	12,250	6,458
American Honda Finance Corp. 5.125% 2010[3]	20,500	20,226
Hospitality Properties Trust 6.85% 2012	2,000	1,297
Hospitality Properties Trust 6.75% 2013	14,720	9,118
Hospitality Properties Trust 6.70% 2018	21,025	9,792
Lincoln National Corp. 5.65% 2012	10,250	8,454
Lincoln National Corp. 7.00% 2066[4]	27,583	11,597
ACE INA Holdings Inc. 5.875% 2014	20,000	18,639
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	18,000	16,814
PNC Funding Corp. 3.62% 2014[4]	15,000	12,110
PNC Funding Corp., Series II, 6.113% (undated)[3,4]	10,200	4,215
Lazard Group LLC 7.125% 2015	25,500	16,212
Charles Schwab Corp., Series A, 6.375% 2017	10,000	9,269
Schwab Capital Trust I 7.50% 2037[4]	11,750	5,886
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[3]	14,000	13,984
Assurant, Inc. 5.625% 2014	15,320	11,655
United Dominion Realty Trust, Inc. 6.50% 2009	7,375	7,133
United Dominion Realty Trust, Inc. 5.00% 2012	6,000	4,493
Loews Corp. 6.00% 2035	14,000	10,946
Zions Bancorporation 6.00% 2015	14,320	10,663
Catlin Insurance Ltd. 7.249% (undated)[3,4]	25,135	10,008
Nationwide Financial Services, Inc. 6.75% 2067[4]	21,950	9,858
iStar Financial, Inc. 5.375% 2010	8,250	3,796
iStar Financial, Inc. 6.50% 2013	3,000	901
iStar Financial, Inc. 5.875% 2016	17,000	4,850
Standard Chartered Bank 6.40% 2017[3]	10,800	8,997
ZFS Finance (USA) Trust V 6.50% 2067[3,4]	21,590	8,863
Resona Bank, Ltd. 5.85% (undated)[3,4]	15,000	8,514
Capmark Financial Group Inc. 5.875% 2012	23,874	8,146
Capmark Financial Group Inc. 6.30% 2017	1,300	358
Sovereign Bancorp, Inc. 8.75% 2018	9,000	8,269
Chubb Corp. 6.375% 2067[4]	12,440	7,726
Federal Realty Investment Trust 4.50% 2011	8,500	7,150
Nationwide Mutual Insurance 5.81% 2024[2,3,4]	10,000	4,956
Nationwide Mutual Insurance Co. 7.875% 2033[3]	3,425	2,024
Silicon Valley Bank 5.70% 2012	8,000	6,950
Wells Fargo & Co. 4.375% 2013	6,920	6,782
City National Corp. 5.125% 2013	7,000	6,001
ING Groep NV 5.775% (undated)[4]	10,300	4,416
Credit Agricole SA 6.637% (undated)[3,4]	8,000	3,800
Bank of Nova Scotia 3.25% 2085[4]	4,000	1,877
Den Norske CreditBank 2.50% (undated)[4]	3,000	1,441
Canadian Imperial Bank of Commerce 3.25% Eurodollar note 2085[2,4]	1,600	778
		1,352,174

TELECOMMUNICATION SERVICES — 1.21%
SBC Communications Inc. 4.125% 2009	10,000	10,043
SBC Communications Inc. 6.25% 2011	10,000	10,230
AT&T Wireless Services, Inc. 7.875% 2011	12,170	12,605
AT&T Wireless Services, Inc. 8.125% 2012	5,230	5,613
AT&T Inc. 4.95% 2013	16,250	16,354
SBC Communications Inc. 5.10% 2014	15,000	14,763
SBC Communications Inc. 5.625% 2016	49,300	49,595
BellSouth Capital Funding Corp. 7.875% 2030	51,500	56,655
AT&T Corp. 8.00% 2031[4]	15,000	18,897
SBC Communications Inc. 6.45% 2034	40,000	41,998
AT&T Inc. 6.50% 2037	17,010	18,381
Verizon Global Funding Corp. 7.25% 2010	30,000	31,465
Verizon Communications Inc. 5.50% 2017	9,475	9,185
Verizon Communications Inc. 6.10% 2018	21,250	21,210
Verizon Global Funding Corp. 7.75% 2030	9,395	10,447
Verizon Communications Inc. 6.25% 2037	50,000	51,950
Verizon Communications Inc. 6.90% 2038	4,500	5,081
Verizon Communications Inc. 8.95% 2039	8,500	11,013
Telecom Italia Capital SA 5.25% 2015	38,425	29,290
Telecom Italia Capital SA 7.20% 2036	16,000	12,351
Telecom Italia Capital SA 7.721% 2038	31,500	25,935
Vodafone Group PLC 6.15% 2037	18,000	17,851
British Telecommunications PLC 5.15% 2013	16,250	15,493
British Telecommunications PLC 5.95% 2018	855	745
Deutsche Telekom International Finance BV 5.875% 2013	12,500	12,376
Nextel Communications, Inc., Series E, 6.875% 2013	26,000	11,056
		520,582

CONSUMER DISCRETIONARY — 1.19%
AOL Time Warner Inc. 6.875% 2012	49,750	47,829
Time Warner Inc. 5.875% 2016	14,210	12,758
AOL Time Warner Inc. 7.625% 2031	25,315	24,946
Time Warner Inc. 6.50% 2036	20,000	18,187
Comcast Corp. 5.45% 2010	25,000	24,721
Comcast Corp. 5.85% 2015	13,000	12,314
Comcast Corp. 6.45% 2037	16,500	16,473
Comcast Corp. 6.95% 2037	34,250	36,182
Comcast Corp. 6.40% 2038	13,425	13,438
Time Warner Cable Inc. 6.75% 2018	55,370	53,402
Cox Communications, Inc. 4.625% 2010	25,000	24,196
Cox Communications, Inc. 7.75% 2010	15,000	14,729
Cox Communications, Inc. 5.45% 2014	15,500	13,572
News America Holdings Inc. 9.25% 2013	17,500	18,859
News America Inc. 5.30% 2014	8,750	8,069
News America Inc. 6.65% 2037	17,500	17,376
Thomson Reuters Corp. 5.95% 2013	8,140	7,586
Thomson Reuters Corp. 6.50% 2018	30,030	27,354
Viacom Inc. 5.75% 2011	35,000	31,803
Macy’s Retail Holdings, Inc. 7.875% 2015	17,000	12,259
Federated Retail Holdings, Inc. 5.90% 2016	4,660	2,833
Federated Retail Holdings, Inc. 6.375% 2037	3,325	1,876
Omnicom Group Inc. 5.90% 2016	20,000	16,263
Toll Brothers, Inc. 4.95% 2014	20,000	15,074
Seminole Tribe of Florida 5.798% 2013[3,5]	11,185	10,246
McGraw-Hill Companies, Inc. 5.375% 2012	11,000	10,016
ERAC USA Finance Co. 7.00% 2037[3]	15,000	8,278
J.C. Penney Corp., Inc. 5.75% 2018	10,400	6,915
Johnson Controls, Inc. 5.50% 2016	8,000	6,208
		513,762

INDUSTRIALS — 0.95%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[5]	5,000	3,875
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011[5]	3,085	2,962
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[5]	300	270
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[5]	18,731	12,924
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[5]	9,634	7,033
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[5]	4,951	3,961
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[5]	12,181	9,745
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[5]	1,573	1,212
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[5]	7,943	5,958
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[5]	9,045	4,788
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[5]	14,466	11,283
General Electric Co. 5.00% 2013	20,000	20,244
General Electric Co. 5.25% 2017	24,250	24,219
Burlington Northern Santa Fe Corp. 7.00% 2014	31,850	33,273
BNSF Funding Trust I 6.613% 2055[4]	6,175	3,898
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,3,5]	22,288	19,416
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[3,5]	15,581	14,908
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[5]	29,550	21,394
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[5]	19,152	12,066
Union Pacific Corp. 5.75% 2017	4,325	4,108
Union Pacific Corp. 5.70% 2018	29,150	28,115
CSX Corp. 5.75% 2013	7,670	7,213
CSX Corp. 6.25% 2015	5,990	5,887
CSX Corp. 6.15% 2037	17,645	14,161
Caterpillar Financial Services Corp., Series F, 6.20% 2013	23,940	24,705
Koninklijke Philips Electronics NV 5.75% 2018	23,500	21,689
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[5]	5,131	4,509
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[5]	3,702	3,291
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[5]	3,000	2,078
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[5]	13,650	11,005
Norfolk Southern Corp. 5.75% 2018	15,500	15,109
Atlas Copco AB 5.60% 2017[3]	14,000	13,173
John Deere Capital Corp., Series D, 3.75% 2009	12,000	12,003
Hutchison Whampoa International Ltd. 6.50% 2013[3]	10,000	9,824
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[5]	238	222
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[5]	704	658
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[5]	14,453	8,554
Canadian National Railway Co. 4.95% 2014	6,000	5,887
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[3,5]	1,261	1,265
		406,885

UTILITIES — 0.80%
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	65,500	63,548
National Rural Utilities Cooperative Finance Corp., Collateral Trust Bonds, 10.375% 2018	8,450	9,906
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	17,047
MidAmerican Energy Holdings Co. 5.75% 2018	30,925	30,219
MidAmerican Energy Holdings Co. 6.125% 2036	9,750	9,095
MidAmerican Energy Holdings Co. 6.50% 2037	5,000	4,896
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	9,500	9,474
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000	21,312
PSEG Power LLC 3.75% 2009	14,700	14,664
Public Service Electric and Gas Co., Series E, 5.30% 2018	8,500	8,271
E.ON International Finance BV 5.80% 2018[3]	24,450	22,900
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	15,350	12,578
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	14,000	10,028
Exelon Corp. 4.45% 2010	20,000	19,314
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000	16,213
Alabama Power Co., Series FF, 5.20% 2016	16,000	15,700
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000	15,411
Veolia Environnement 5.25% 2013	16,500	15,316
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500	3,456
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	10,083
Appalachian Power Co., Series M, 5.55% 2011	7,800	7,731
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,5]	4,453	4,272
Kern River Funding Corp. 4.893% 2018[3,5]	5,096	4,011
		345,445

ENERGY — 0.75%
Kinder Morgan Energy Partners LP 6.00% 2017	41,610	36,180
Kinder Morgan Energy Partners LP 6.50% 2037	10,000	7,656
TransCanada PipeLines Ltd. 6.50% 2018	15,000	14,742
TransCanada PipeLines Ltd. 6.35% 2067[4]	44,785	20,044
Gaz Capital SA 8.146% 2018[3]	7,000	4,970
Gaz Capital SA 6.51% 2022[3]	27,495	16,428
Gaz Capital SA, Series 9, 6.51% 2022	20,000	11,950
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,5]	3,321	3,131
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,5]	22,000	15,705
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,3,5]	20,000	13,700
Enterprise Products Operating LLC 6.30% 2017	13,000	11,020
Enterprise Products Operating LP 6.875% 2033	25,000	19,212
Enbridge Energy Partners, LP, Series B, 6.50% 2018	12,250	10,097
Enbridge Energy Partners, LP, Series B, 7.50% 2038	12,250	9,583
Enbridge Energy Partners, LP 8.05% 2067[4]	17,520	8,539
Rockies Express Pipeline LLC 6.85% 2018[3]	28,750	26,583
Williams Companies, Inc. 7.875% 2021	15,850	12,147
Williams Companies, Inc. 8.75% 2032	6,025	4,498
XTO Energy Inc. 6.25% 2017	14,500	13,947
Sunoco, Inc. 4.875% 2014	15,000	12,632
Canadian Natural Resources Ltd. 5.70% 2017	11,925	10,417
Devon Financing Corp. ULC 7.875% 2031	9,305	10,274
Enbridge Inc. 5.60% 2017	10,000	8,504
Husky Energy Inc. 6.80% 2037	9,375	7,833
Polar Tankers, Inc. 5.951% 2037[3,5]	6,685	5,763
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[3,5]	3,833	3,774
Marathon Oil Corp. 6.00% 2017	3,890	3,322
		322,651

HEALTH CARE — 0.69%
Cardinal Health, Inc. 4.323% 2009[4]	23,000	21,824
Cardinal Health, Inc. 4.00% 2015	44,100	37,022
Cardinal Health, Inc. 5.80% 2016	27,500	24,916
Cardinal Health, Inc. 5.85% 2017	3,575	3,229
GlaxoSmithKline Capital Inc. 4.85% 2013	33,700	33,836
GlaxoSmithKline Capital Inc. 6.375% 2038	16,500	18,708
UnitedHealth Group 6.00% 2017	22,170	19,994
UnitedHealth Group Inc. 6.00% 2018	35,000	32,347
AstraZeneca PLC 5.40% 2012	15,250	16,119
AstraZeneca PLC 5.90% 2017	25,000	26,614
Hospira, Inc. 1.948% 2010[4]	10,000	9,759
Hospira, Inc. 5.55% 2012	14,120	13,388
Hospira, Inc. 6.05% 2017	6,700	5,450
Biogen Idec Inc. 6.00% 2013	13,500	13,365
Humana Inc. 6.45% 2016	14,200	11,243
Coventry Health Care, Inc. 6.30% 2014	16,500	10,107
		297,921

INFORMATION TECHNOLOGY — 0.33%
Hewlett-Packard Co. 4.50% 2013	20,000	20,321
Electronic Data Systems Corp., Series B, 6.00% 2013[4]	32,500	33,711
Electronic Data Systems Corp. 7.45% 2029	16,594	18,026
KLA-Tencor Corp. 6.90% 2018	39,750	30,111
Oracle Corp. 5.75% 2018	15,500	16,242
Cisco Systems, Inc. 5.25% 2011	13,000	13,502
Western Union Co. 5.93% 2016	10,000	8,559
		140,472

MATERIALS — 0.26%
ArcelorMittal 5.375% 2013	15,250	11,511
ArcelorMittal 6.125% 2018	29,425	20,181
Rio Tinto Finance (USA) Ltd. 5.875% 2013	28,500	22,722
International Paper Co. 7.40% 2014	23,250	19,079
Rohm and Haas Co. 6.00% 2017	17,445	15,903
Stora Enso Oyj 7.25% 2036[3]	20,800	10,981
C8 Capital (SPV) Ltd. 6.64% (undated)[3,4]	10,975	5,575
SCA Coordination Center NV 4.50% 2015[3]	6,750	4,706
		110,658

CONSUMER STAPLES — 0.25%
British American Tobacco International Finance PLC 9.50% 2018[3]	26,395	29,389
Kraft Foods Inc. 6.75% 2014	6,180	6,420
Kraft Foods Inc. 6.875% 2038	13,000	13,032
PepsiCo, Inc. 7.90% 2018	15,000	18,418
Kroger Co. 6.40% 2017	15,150	15,303
Altria Group, Inc. 9.95% 2038	13,500	14,736
CVS Corp. 6.036% 2028[2,3,5]	7,472	4,202
CVS Caremark Corp. 6.943% 2030[3,5]	12,768	8,045
		109,545

Total corporate bonds & notes		4,120,095

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 7.62%
U.S. Treasury 3.625% 2009	$12,375	$12,597
U.S. Treasury 0.875% 2010[2,6]	22,871	21,520
U.S. Treasury 4.625% 2011	263,000	291,273
U.S. Treasury 5.00% 2011	25,000	27,337
U.S. Treasury 4.25% 2012	376,600	420,689
U.S. Treasury 4.875% 2012	20,000	22,489
U.S. Treasury 3.625% 2013	20,000	21,986
U.S. Treasury 4.25% 2013	527,835	600,433
U.S. Treasury 1.875% 2015[2,6]	100,242	94,300
U.S. Treasury 9.25% 2016	25,000	36,479
U.S. Treasury 8.875% 2017	37,125	55,280
U.S. Treasury 1.625% 2018[2,6]	43,433	41,110
U.S. Treasury 3.50% 2018	75,000	83,048
U.S. Treasury 7.875% 2021	69,000	102,589
U.S. Treasury 6.25% 2023	88,500	120,803
U.S. Treasury 2.375% 2025[2,6]	57,467	55,517
U.S. Treasury 6.875% 2025	104,750	159,351
U.S. Treasury 6.00% 2026	42,000	58,656
U.S. Treasury 5.50% 2028	80,000	108,200
U.S. Treasury 5.25% 2029	15,000	19,905
U.S. Treasury 4.50% 2036	88,800	118,062
U.S. Treasury 4.375% 2038[2]	43,000	58,796
Fannie Mae 6.25% 2011	28,375	29,940
Fannie Mae 5.25% 2012	105,000	107,925
Fannie Mae 6.25% 2029	75,000	102,065
Federal Home Loan Bank 5.625% 2016	144,800	152,960
Freddie Mac 5.25% 2011	101,000	110,015
Freddie Mac 5.00% 2018	20,000	19,530
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	40,000	42,630
Federal Agricultural Mortgage Corp. 5.50% 2011[3]	7,000	7,516
CoBank ACB 7.875% 2018[3]	20,000	20,237
CoBank ACB 2.596% 2022[3,4]	23,425	16,516
United States Government Agency-Guaranteed (FDIC insured), Regions Bank 3.25% 2011	33,000	34,385
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	30,000	31,247
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	30,000	31,018
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	22,000	22,599
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	14,000	14,152
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp.,
Series 2000-044-A, 3.74% 2015[5]	6,539	6,942
		3,280,097

ASSET-BACKED OBLIGATIONS[5] — 1.53%
World Omni Auto Receivables Trust, Series 2006-B, Class A-4, 5.12% 2012	62,000	60,073
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[2,3]	32,021	29,219
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[3]	18,750	16,116
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	20,880	16,162
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	14,225	9,784
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	15,000	9,928
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[3]	29,550	25,102
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	1,527	1,409
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[3]	8,049	7,363
CPS Auto Receivables Trust, Series 2007-A, Class A-4, MBIA insured, 5.05% 2013[3]	9,000	6,640
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[2,3]	10,996	8,797
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[3]	24,111	23,972
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	25,750	23,062
USAA Auto Owner Trust, Series 2007-1, Class A-4, 5.55% 2013	24,000	21,926
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	5,886	4,833
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2032[2]	8,665	7,148
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 1.071% 2033[4]	124	108
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	7,177	6,548
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[2,3]	24,730	18,483
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[3]	25,000	18,305
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 1.021% 2034[4]	21,811	18,278
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[3]	24,500	17,885
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	1,940	1,942
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	15,858
American Express Credit Account Master Trust, Series 2005-5, Class A, 1.235% 2013[4]	19,500	17,797
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	17,192	16,346
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	17,000	15,069
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	5,968	5,417
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	9,576	9,497
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[3]	17,000	13,587
RAMP Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[4]	7,032	6,851
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	8,200	6,421
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014[2]	16,750	13,152
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	12,498	12,426
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	11,814	11,692
Honda Auto Receivables Owner Trust, Series 2005-4, Class A-4, 4.60% 2010	11,581	11,505
Santander Drive Auto Receivables Trust, Series 2007-1, Class A-4, FGIC insured, 1.245% 2014[4]	15,000	11,032
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	12,000	10,556
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 0.621% 2036[2,4]	20,000	5,900
Securitized Asset-backed Receivables LLC Trust, Series 2006-NC3, Class A-2B, 0.621% 2036[4]	10,000	4,250
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 0.631% 2036[4]	19,000	9,532
Chase Credit Card Owner Trust, Series 2003-4, Class B, 1.845% 2016[4]	14,000	8,376
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[4]	8,605	8,268
Option One Mortgage Loan Trust, Series 2006-3, Class II-A-2, 0.571% 2037[4]	10,000	8,242
Morgan Stanley ABS Capital I Inc., Series 2004-NC3, Class M-1, 1.266% 2034[4]	14,117	7,743
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	9,013	7,530
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	12,500	6,652
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class B, 1.695% 2013[4]	7,000	6,523
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 1.261% 2019[2,3,4]	11,547	6,351
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF-2, 5.721% 2037[4]	18,000	6,300
Structured Asset Securities Corp., Series 2007-BC3, Class 2-A2, 0.611% 2047[4]	10,800	5,662
CWHEQ Home Equity Loan Trust, Series 2006-S4, Class A-6, AMBAC insured, 5.834% 2034[4]	9,894	5,310
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.506% 2011[3,4]	5,299	5,242
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[4]	13,000	4,870
GSAA Home Equity Trust, Series 2006-7, Class AF-5A, 6.205% 2046[4]	5,125	4,796
Home Equity Asset Trust, Series 2004-2, Class M-1, 1.266% 2034[4]	7,984	4,371
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	4,056	3,808
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 1.345% 2037[4]	10,844	3,463
CWABS, Inc., Series 2004-BC1, Class M-1, 0.971% 2034[4]	5,581	3,419
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[4]	3,000	2,316
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 1.271% 2034[4]	1,592	630
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 1.371% 2034[4]	1,560	591
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	856	846
		661,280

MUNICIPALS — 0.03%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	16,448	12,218
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	2,185	1,870
		14,088

Total bonds & notes (cost: $14,261,036,000)		12,861,436

	Principal amount	Value
Short-term securities — 6.93%	(000)	(000)

Federal Home Loan Bank 0.95%–3.10% due 1/5–4/30/2009	$377,900	$377,628
U.S. Treasury Bills 0.21%–1.94% due 2/12–4/29/2009	349,100	349,047
Hewlett-Packard Co. 0.50%–1.75% due 1/2–3/2/2009[3]	328,800	328,598
Fannie Mae 0.40%–0.84% due 2/3–7/6/2009	295,343	294,790
Freddie Mac 0.45%–1.30% due 2/17–7/7/2009	249,113	248,705
Procter & Gamble International Funding S.C.A. 0.25%–1.85% due 1/28–4/23/2009[3]	245,300	245,122
CAFCO, LLC 0.50%–3.85% due 1/5–1/21/2009[3]	105,800	105,761
Jupiter Securitization Co., LLC 0.45%–1.00% due 2/3–2/11/2009[3]	95,000	94,827
Enterprise Funding Co. LLC 1.45% due 1/12/2009[3]	50,000	49,976
Ranger Funding Co. LLC 0.50% due 1/23/2009[3]	35,637	35,626
Private Export Funding Corp. 0.70%–1.00% due 2/5–3/20/2009[3]	80,000	79,895
United Parcel Service Inc. 0.15%–0.50% due 2/20/2009[3]	74,900	74,879
AT&T Inc. 0.90%–1.15% due 1/30–2/9/2009[3]	73,300	73,236
Eli Lilly and Co. 1.40% due 2/27–3/2/2009[3]	72,200	72,175
Pfizer Inc 1.85% due 1/6/2009[3]	70,500	70,483
International Bank for Reconstruction and Development 0.22%–2.10% due 1/6–3/11/2009	65,300	65,283
Walt Disney Co. 1.10% due 2/3/2009	54,100	54,031
E.I. duPont de Nemours and Co. 2.40% due 1/16/2009[3]	50,000	49,952
Honeywell International Inc. 0.75% due 3/11/2009[3]	45,579	45,546
Johnson & Johnson 0.55% due 2/5/2009[3]	45,000	44,958
Chevron Corp. 1.15% due 2/3/2009	45,000	44,952
Yale University 1.52% due 3/2/2009	42,500	42,426
Brown-Forman Corp. 0.85% due 3/12/2009[3]	30,000	29,978
John Deere Capital Corp. 2.50% due 1/15/2009[3]	25,700	25,684
Wal-Mart Stores Inc. 0.25% due 6/16/2009[3]	24,800	24,771
Walgreen & Co. 0.25% due 1/27/2009[3]	22,600	22,596
Emerson Electric Co. 1.00% due 3/13/2009[3]	17,000	16,990
Coca-Cola Co. 1.20%–2.15% due 1/16–1/21/2009[3]	11,400	11,393
Genentech, Inc. 0.45% due 1/16/2009[3]	5,000	4,999

Total short-term securities (cost: $2,981,281,000)		2,984,307

Total investment securities (cost: $50,676,785,000)		43,172,175
Other assets less liabilities		(118,724)

Net assets		$43,053,451

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $1,212,275,000, which represented 2.82% of the net assets of the fund.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,074,516,000, which represented 7.14% of the net assets of the fund.

[4]	Coupon rate may change periodically.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-911-0209O-S15817

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO
To the Shareholders and Board of Directors of
American Balanced Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American Balanced Fund, Inc. (the “Fund”) as of December 31, 2008, and for the year then ended and have issued our report thereon dated February 10, 2009, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 10, 2009

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND, INC.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: March 10, 2009

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: March 10, 2009